                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                              (Amendment No. ___)

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-
     6(e)(2)
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

                         OSHMAN'S SPORTING GOODS, INC.
- --------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


- --------------------------------------------------------------------------------
                  (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
[X]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     1)  Title of each class of securities to which transaction applies:

     ---------------------------------------------------------------------------

     2)  Aggregate number of securities to which transaction applies:

     ---------------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     4)  Proposed maximum aggregate value of transaction:

     ---------------------------------------------------------------------------

     5)   Total Fee Paid:

     ---------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

     ---------------------------------------------------------------------------

     2)  Form, Schedule or Registration Statement No.:

     ---------------------------------------------------------------------------

     3)  Filing Party:

     ---------------------------------------------------------------------------

     4)  Date Filed:

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

                         OSHMAN'S SPORTING GOODS, INC.
                               2302 MAXWELL LANE
                              HOUSTON, TEXAS 77023


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 16, 1995


To the Stockholders of Oshman's Sporting Goods, Inc.

     NOTICE IS HEREBY GIVEN that the 1995 Annual Meeting of Stockholders of Oshman's Sporting Goods, Inc. will be held in the Oshman's SuperSports USA store at 2131 South Post Oak Road, Houston, Texas on Friday, June 16, 1995, 9:15 a.m., local time, for the following purposes:

     1. To elect seven directors to serve as the Board of Directors until the next annual meeting of stockholders and until their respective successors are elected.

     2. To approve the proposed amendments to the Company's 1994 Omnibus Plan to increase from 500,000 to 750,000 the number of shares available for granting Incentive Awards thereunder, and to increase from 200,000 to 250,000 the maximum aggregate number of shares of common stock underlying certain options and any Stock Appreciation Rights that may be granted to a single individual under the 1994 Omnibus Plan.

     3. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on April 21, 1995 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting.

     Stockholders who do not expect to attend the meeting in person are requested to fill in, date and sign the enclosed proxy and return it promptly in the enclosed postage-paid return envelope so that their shares may be represented and voted at the meeting.


                                        By Order of the Board of Directors,




                                        R. L. BOCKART
                                        Vice President


Dated:   May 12, 1995

                         OSHMAN'S SPORTING GOODS, INC.
                               2302 MAXWELL LANE
                              HOUSTON, TEXAS 77023


                              -------------------
                                PROXY STATEMENT
                              -------------------


                         ANNUAL MEETING OF STOCKHOLDERS
                                 JUNE 16, 1995


     The accompanying proxy is solicited by the Board of Directors of Oshman's Sporting Goods, Inc. (the "Company"), to be voted at the 1995 Annual Meeting of Stockholders, which will be held at the time and place and for the purposes expressed in the accompanying Notice of Annual Meeting. All shares represented by a properly completed and executed proxy will be voted at the meeting in accordance with the specifications set forth therein. If no contrary specification is made, all shares represented by an executed proxy will be voted for the nominees for the Board of Directors named therein and for the approval of the proposed amendments to the Company's 1994 Omnibus Plan. If the enclosed form of proxy is executed and returned, it may nevertheless be revoked by you at any time before it is exercised by giving notice to the Secretary of the Company, or by giving a later proxy or voting in person at the meeting.

     In addition to the solicitation of proxies by use of the mail, officers and regular employees of the Company may aid in such solicitation by personal contact, telephone and telegraph. Brokerage firms will be requested to forward proxy materials to beneficial owners of shares registered in the names of such firms and will be reimbursed for their expenses. The cost of solicitation will be borne by the Company.

     The Company's Annual Report to Stockholders for the year ended January 28, 1995, including financial statements, is enclosed with this proxy statement, which is being mailed to stockholders on or about May 12, 1995. The Annual Report to Stockholders does not constitute a part of the proxy soliciting material.


                    VOTING RIGHTS AND PRINCIPAL STOCKHOLDERS

     The record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting of Stockholders is the close of business on April 21, 1995. As of April 21, 1995, there were 5,808,049 shares of common stock, $1.00 par value, of the Company ("Common Stock") issued and outstanding. In accordance with Delaware law and the Company's charter and bylaws, each of such shares of Common Stock is entitled to one vote on each matter to be acted upon at the meeting. In establishing the presence of a quorum, abstentions and broker non-votes will be included in the determination of the number of shares represented at the meeting. Abstentions will have the same effect as a vote against a proposal; broker non-votes, however, are not included in the tally of votes present and will not affect the outcome of a proposal. During the ten days prior to the annual meeting, a list of the stockholders entitled to vote at the annual meeting will be available at the principal offices of the Company during ordinary business hours for examination by any stockholder for any purpose germane to the meeting.

     Based on the records of the Company as of April 21, 1995, the following persons were known by the Company to own beneficially more than 5% of the Common Stock of the Company then outstanding.

                                       AMOUNT AND NATURE
                                         OF BENEFICIAL      PERCENTAGE
                                         OWNERSHIP (1)       OF CLASS
                                      --------------------  -----------
Marilyn Oshman......................       1,222,547(2)        21.0%
  2302 Maxwell Lane
  Houston, Texas 77023

Judy O. Margolis....................         877,315(3)        15.1%
  2302 Maxwell Lane
  Houston, Texas 77023

Edward C. Stanton III, Trustee......         427,353(4)         7.4%
  6363 Woodway, Suite 300
  Houston, Texas 77057

Jeanette Oshman Efron...............         409,079(5)         7.0%
  2302 Maxwell Lane
  Houston, Texas 77023

Vendamerica B.V.....................         300,000            5.2%
  De Klencke 6 1083 HH
  Amsterdam, Netherlands

Barry M. Lewis, Trustee.............         298,432(6)         5.1%
  3731 Briar Park Drive, Suite 200
  Houston, Texas 77042

Dimensional Fund Advisors, Inc......         292,000            5.0%
  1299 Ocean Avenue, 11th Floor
  Santa Monica, California 90401


- ---------------

(1) The persons listed have the sole power to vote and to dispose of the shares beneficially owned by them except as otherwise indicated. Does not include 11,802 shares owned by the Oshman Foundation. Jeanette Oshman Efron, Marilyn Oshman and Judy O. Margolis are three of six trustees of the Oshman Foundation. Such trustees are vested with the power to vote and dispose of all assets of the Foundation, including such shares. These persons disclaim all beneficial ownership of shares owned by the Foundation.

(2) Includes 251,800 shares held by Ms. Oshman as trustee for the benefit of her children. Does not include 427,353 shares held in trust for the benefit of Ms. Oshman and her children.

(3) Includes 257,800 shares held by Ms. Margolis as trustee for the benefit of her children and 11,527 shares held by the husband of Ms. Margolis as trustee for Ms. Margolis' son. Does not include 298,432 shares held in trust for the benefit of Ms. Margolis and her children.

(4) These shares are held by Edward C. Stanton III as trustee for the benefit of Marilyn Oshman and her children.

(5)  Includes 10,250 shares held by the husband of Jeanette Oshman Efron.

(6)  These shares are held by Barry M. Lewis as trustee for the benefit of Judy
     O. Margolis and her children.

                     BENEFICIAL OWNERSHIP OF COMMON STOCK
                 OF DIRECTORS, NOMINEES AND EXECUTIVE OFFICERS

     The following table shows, as of April 21, 1995, the number of shares of Common Stock beneficially owned by each of the directors, nominees for director, the executive officers named below in the Summary Compensation Table, and all executive officers and directors as a group.


                                               AMOUNT AND NATURE
                                                 OF BENEFICIAL      PERCENTAGE
NAME OF BENEFICIAL OWNERS                        OWNERSHIP (1)       OF CLASS
- -------------------------                    ---------------------  -----------
Marilyn Oshman...........................          1,222,547(2)         21.0%
Alvin N. Lubetkin........................            272,600(3)(4)       4.5%
Fred M. Gerson...........................             58,699(5)          1.0%
William N. Anderson......................             43,750(6)            *
Marvin Aronowitz.........................             28,441(7)            *
Dolph B.H. Simon.........................              4,000(5)            *
Stewart Orton............................              4,000(5)            *
Lindsay J. Rice..........................                100(3)            *
Will A. Clark............................                  0(3)            *
Morrie K. Abramson.......................                  0               *
All executive officers and directors
 as a group..............................          1,660,738(3)(8)      27.1%


- ---------------

*Less than 1%

(1) The persons listed above have the sole power to vote and to dispose of the shares beneficially owned by them except as otherwise indicated. The 11,802 shares owned by the Oshman Foundation, of which Fred M. Gerson, Marvin Aronowitz, Marilyn Oshman and Alvin N. Lubetkin are four of six trustees, are not included. Such trustees are vested with the power to vote and dispose of all assets of the Foundation, including such shares. These persons disclaim all beneficial ownership of shares owned by the Foundation.
(2) Includes 251,800 shares held by Ms. Oshman as trustee for the benefit of her children. Does not include 427,353 shares held in trust for the benefit of Ms. Oshman and her children.
(3) Excludes 150,280 shares owned by the Company's Profit Sharing Plan of which Messrs. Lubetkin, Rice, Clark, Richard Bockart, Vice President and Treasurer, and Steven Rath, Vice President, are trustees and share voting and dispositive power over such shares. These persons disclaim all beneficial ownership of shares owned by the Profit Sharing Plan.
(4) Includes vested options to purchase 250,000 shares of Common Stock pursuant to the Company's 1986 Stock Option Plan. The Company has granted Mr. Lubetkin options to purchase an equal number of shares under the 1994 Omnibus Plan, subject to stockholder approval of the amendments to the 1994 Omnibus Plan proposed herein and surrender and cancellation of the options granted to Mr. Lubetkin under the 1986 Stock Option Plan. The options granted to Mr. Lubetkin under the 1994 Omnibus Plan will vest upon surrender and cancellation of his options under the 1986 Stock Option Plan, but in no event prior to October 20, 1995 except in the case of Mr. Lubetkin's earlier retirement, termination, disability or death. See "Approval of Amendments to the Company's 1994 Omnibus Plan--Description of Proposed Amendments". Excludes 100,000 shares of restricted Common Stock that are subject to vesting requirements.
(5) Includes vested options to purchase 4,000 shares of Common Stock pursuant to the Company's 1993 Non-Employee Director Stock Option Plan.
(6) Includes vested options to purchase 25,000 shares of Common Stock pursuant to the Company's 1994 Omnibus Plan and options to purchase an additional 18,750 shares of Common Stock that will vest within sixty days.
(7) Includes vested options to purchase 10,000 shares of Common Stock pursuant to the Company's 1986 Stock Option Plan.
(8) Includes vested options to purchase 317,750 shares of Common Stock held by officers and directors pursuant to the Company's 1986 Stock Option Plan, 1993 Non-Employee Director Stock Option Plan and 1994 Omnibus Plan.

     The Company is not aware of any contractual arrangement, the operation of which may at a subsequent date result in a change in control of the Company.

                                 ELECTION OF DIRECTORS

     At the annual meeting, the stockholders will elect the seven individuals who are to serve as directors during the coming year. Directors will be elected by the plurality vote of the shares of Common Stock represented at the annual meeting and entitled to vote. The persons named as proxies in the enclosed proxy, unless otherwise directed, intend to vote the shares represented by such proxy for the election of the nominees listed below.

     The following table sets forth the names of the nominees for election to the Board of Directors, the period during which each nominee has served as a director, if applicable, the age of each nominee and the principal occupation or employment of each nominee. The nominees elected as directors of the Company will serve until the next annual meeting of stockholders or until their respective successors are elected.


                                        DIRECTOR              POSITION WITH THE COMPANY,
      NAME                               SINCE     AGE   PRINCIPAL OCCUPATION IF DIFFERENT(1)
      ----                              --------   ---   ------------------------------------
Morrie K. Abramson....................     N/A      60   Chairman, President and Chief Executive Officer of Kent
                                                          Electronics Corporation
William N. Anderson(2)(3).............    1994      48   President, Chief Operating Officer and Director
Marvin Aronowitz(3)(4)................    1962      70   Director, employee
Fred M. Gerson(5)(6)..................    1962      56   Director.  Personal investments, previously the Chairman of the Board of Gerson Brothers, Incorporated (office supply
                                                          and stationery business)
Alvin N. Lubetkin(3)..................    1962      61   Vice Chairman of the Board, Chief Executive Officer and
                                                          Director
Marilyn Oshman(3)(7)..................    1979      55   Chairman of the Board, Director
Dolph B. H. Simon(5)(6)...............    1987      62   Director.  Vice President and General Counsel of Zale
                                                          Corporation


- ---------------

(1) The principal occupation during the past five years of each nominee for director is as indicated in this table except as otherwise specified.

(2) Mr. Anderson was elected President, Chief Operating Officer and Director in June 1994. Prior to that time Mr. Anderson served as Senior Vice President, General Manager of Ames Department Stores, Inc. (1992-1994), Chief Executive Officer of Reality Technologies, Ltd., a computer software developer in the financial planning/services sector (1991-1992) and President and Chief Operating Officer of Domain, Inc., a specialty home furnishings retailer (1985-1991).

(3) Member of Executive Committee.

(4) Mr. Aronowitz also served as President and Chief Operating Officer prior to June 15, 1989, at which time he resigned those positions and Mr. Lubetkin was elected President. Mr. Aronowitz is the cousin of Marilyn Oshman.

(5) Member of Audit Committee.

(6) Member of Compensation Committee.

(7) Marilyn Oshman was elected Chairman of the Board in April 1993 and has been a director of the Company since 1979. Prior to becoming an employee of the Company in 1990, Ms. Oshman was involved in civic and charitable activities and management of her personal investments. Ms. Oshman is the daughter of Jeanette Oshman Efron and the sister of Judy O. Margolis, each a significant stockholder of the Company. Such persons, individually or as a group, may constitute a control person under the rules of the Securities and Exchange Commission (the "Commission").

  Management of the Company has no reason to believe that any of the above nominees will be unavailable or unwilling to serve as director; however, in the event any of the above nominees should become unavailable or unwilling to serve if elected, proxies will be voted for the election of substitute nominees selected by the Board of Directors.

  The Company does not have a standing nominating committee of the Board of Directors or any committee performing similar functions. The Company has an Executive Committee which held no meetings during the fiscal year ended January 28, 1995, but met informally on several occasions during the year. The Executive Committee exercises limited powers of the Board of Directors between meetings of the Board. The Company's Compensation Committee held six meetings during the last fiscal year. The Compensation Committee has authority to consider and make recommendations to the Board of Directors regarding compensation of officers of the Company. The Company's Audit Committee, which held four meetings during the last fiscal year, considers the audit services performed by the Company's independent auditors and the possible effect on the independence of the auditors of the performance of non-audit services. The Audit Committee makes recommendations to the Board of Directors as to the selection of independent auditors and reviews with such independent auditors their reports of audit, the adequacy of internal controls and the accompanying management letters. During the fiscal year ended January 28, 1995, the Board of the Directors held five meetings. Each director attended 75% or more of the aggregate number of meetings of the Board of Directors and committees of the Board on which he or she served.

  Each non-employee director of the Company currently receives director's fees at a rate of $10,000 per full year plus $1,000 per meeting attended and $500 for meeting participation via telephone. Members of the Audit Committee receive $1,000 per meeting attended and members of the Compensation Committee receive $1,000 per meeting attended. These committee meeting fees are reduced to $500 for meetings held the same day as a Board of Directors meeting. The Chairman of the Audit Committee and the Compensation Committee receives a fifty percent premium fee for each meeting attended. The Company reimburses directors for out-of-pocket expenses incurred in connection with their duties. In addition, each non-employee director is granted options under the non-employee director stock option plan upon his or her becoming a director.


                       COMPENSATION OF EXECUTIVE OFFICERS

  The following tables set forth (i) the aggregate amount of remuneration paid by the Company for the three fiscal years ended January 28, 1995 to the Chief Executive Officer and the three other highest paid executive officers, (ii) the number of shares of Common Stock that are subject to options granted to such individuals during the last fiscal year and the hypothetical value thereof assuming specified annual rates of Common Stock price appreciation, and (iii) the value at the end of the last fiscal year of the stock options held by such individuals. No stock options were exercised by any of such individuals during the fiscal year ended January 28, 1995.

                           SUMMARY COMPENSATION TABLE

                                              Annual Compensation
                                         -----------------------------
                                                                                    Long-Term
                                                                               Compensation Awards
                                                                        ----------------------------------
                                                                         Restricted        Securities
                                 Fiscal                                     Stock          Underlying          All Other
  Name and Principal Position     Year    Salary    Bonus     Other        Awards            Options         Compensation
- -------------------------------  ------  --------  -------  ----------  -------------  -------------------  ---------------
Alvin N. Lubetkin..............    1994  $342,200  $     0  $50,768(1)    $825,000(2)                    0       $30,139(3)
 Vice Chairman of the Board,       1993   342,200        0   48,110(1)           0                       0        27,571(3)
  Chief Executive Officer and      1992   342,200        0   46,189(1)           0                       0        30,465(3)
  Director

William N. Anderson............    1994   229,112   25,000        0              0                 100,000             0
 President, Chief Operating        1993       ---      ---      ---            ---                     ---           ---
  Officer and Director             1992       ---      ---      ---            ---                     ---           ---

Lindsay J. Rice................    1994   143,942        0        0              0                       0             0
 Executive Vice President          1993   133,077        0        0              0                  20,000             0
                                   1992   110,000        0        0              0                       0             0

Will A. Clark..................    1994   118,942        0        0              0                       0             0
 Vice President                    1993   105,085        0        0              0                  20,000             0
                                   1992    90,000   10,000        0              0                       0             0


- ---------------

(1)  Includes $43,863 in 1994, $41,560 in 1993 and $40,917 in 1992 as
     incremental cost to the Company for a $700,000 non-interest bearing ten-year loan made in October 1990 by the Company to Mr. Lubetkin. The loan is being repaid in bi-weekly installments. The loan is secured by a $700,000 life insurance policy and certain stock option rights. At the commencement of the last fiscal year, Mr. Lubetkin owed the Company $556,258. As of March 1, 1995, $507,229 remained outstanding under the loan.

(2) Represents a grant of 100,000 shares of restricted stock of the Company made on July 15, 1994 under the 1994 Omnibus Plan, calculated at a market price of $8.25, the closing price of a share of Common Stock on the grant date. As of January 28, 1995, Mr. Lubetkin had 100,000 restricted shares that are scheduled to vest 25% if he should retire at age 62, 50% at age 63, 75% at age 64 and 100% at or after age 65. The shares would vest 100% in the event of Mr. Lubetkin's death or disability (as defined) prior to his retirement or upon certain terminations of his employment. To the extent Mr. Lubetkin's loan from the Company (see note 1) has not been repaid at the time vesting would occur, an appropriate number of shares otherwise scheduled to vest would instead be cancelled to satisfy the remaining loan obligation. Based on the closing price of the Common Stock on January 27, 1995, such shares had a value of $712,500. Dividends are not payable upon such shares until they have vested. None of the other officers named in the table owns any shares of restricted Common Stock.

(3) The Company has a Deferred Compensation Agreement with Mr. Lubetkin under which Mr. Lubetkin will receive annual lump-sum retirement benefits after he attains age 65. Upon Mr. Lubetkin's death, whether prior to or after he attains age 65, such payments will be made to his designated beneficiary. It is anticipated that these payments will be provided through a $900,000 life insurance policy (owned by Texas Commerce Trust Company N.A., trustee for the Deferred Compensation Agreement trust), which is subject to the rights of the general creditors of the Company. The amount of payments is currently estimated at $152,000 annually and $1,212,000 in the aggregate, based on an assumed 6.25% annual rate of interest and other actuarial assumptions included in such insurance policy. The amount shown in this column reflects the value of this benefit under methodology required by the Commission.

                OPTION GRANTS DURING YEAR ENDED JANUARY 28, 1995


                                       INDIVIDUAL GRANTS
- ----------------------------------------------------------------------------------------------
                                           % OF TOTAL                                              POTENTIAL REALIZABLE VALUE
                             NUMBER OF      OPTIONS                                                AT ASSUMED ANNUAL RATES OF
                             SECURITIES    GRANTED TO                                               STOCK PRICE APPRECIATION
                             UNDERLYING    EMPLOYEES     EXERCISE      MARKET                            FOR OPTION TERM
                               OPTIONS     IN FISCAL     PRICE PER    PRICE ON      EXPIRATION  ------------------------------------
NAME                           GRANTED       YEAR          SHARE     GRANT DATE        DATE     0%        5%            10%
- ------------------------------------------------------------------------------------------------------------------------------------

Alvin N. Lubetkin..........          0           0       $  ---        $ ---             ---     ---   $       ---   $       ---
William N. Anderson........    100,000(1)     72.1%        7.13         7.00         6-20-04       0       427,500     1,103,500
Lindsay J. Rice............          0           0          ---          ---             ---     ---           ---           ---
Will A. Clark..............          0           0          ---          ---             ---     ---           ---           ---
- ------------------------------------------------------------------------------------------------------------------------------------

Total Outstanding Shares at January 1995:  5,808,049

Aggregate Assumed Appreciation of all currently outstanding shares at 10 Years........                 $25,555,416   $64,817,827


(1) The option became exercisable as to 25% on June 20, 1994 and will become exercisable as to 18.75% on each of the next four anniversaries thereof.


              JANUARY 28, 1995 FISCAL YEAR-END OPTION VALUE TABLE


                             NUMBER OF SECURITIES        VALUE OF UNEXERCISED
                            UNDERLYING UNEXERCISED           IN-THE-MONEY
                          OPTIONS AT FISCAL YEAR END  OPTIONS AT FISCAL YEAR END
                          --------------------------  --------------------------
NAME                      EXERCISABLE  UNEXERCISABLE  EXERCISABLE  UNEXERCISABLE
- --------------------------------------------------------------------------------
Alvin N. Lubetkin.......    250,000            0           $0          $    0
William N. Anderson.....     25,000       75,000            0               0
Lindsay J. Rice.........      1,000       20,000            0           5,050
Will A. Clark...........        333       20,000            0           5,050


(1) Represents options granted to Mr. Lubetkin under the 1986 Stock Option Plan. The Company has granted to Mr. Lubetkin options to purchase 250,000 shares of Common Stock pursuant to the 1994 Omnibus Plan, subject to approval of the amendments to the 1994 Omnibus Plan proposed herein and surrender and cancellation of his options under the 1986 Stock Option Plan.

EMPLOYMENT AGREEMENTS AND OTHER ARRANGEMENTS

  In October 1990, the Company entered into an employment agreement with Mr. Lubetkin. The agreement provides that Mr. Lubetkin will serve as the Chief Executive Officer of the Company for such salary and compensation as may be fixed from time to time by the Board of Directors. The agreement limits the ability of Mr. Lubetkin to compete with the Company for a period of 18 months after he ceases to be an employee of the Company. The term of the agreement commenced October 3, 1990 and continues until the loan to Mr. Lubetkin described in note (1) to the Summary Compensation Table has been fully repaid.

  In June 1994, the Company entered into an employment agreement with Mr. Anderson. The agreement provides that Mr. Anderson will serve as President and Chief Operating Officer on an "at will" basis for such salary and compensation as may be fixed from time to time by the Board of Directors. The agreement provides that if the Company terminates Mr. Anderson's employment other than for "cause," or Mr. Anderson terminates his employment for "good reason," each as defined in the agreement, at any time, the Company will pay a lump sum severance payment to Mr. Anderson in the amount of $300,000, provided, however, the Company shall have no obligation under this agreement if, as of the date of such termination, the aggregate value of all stock options exercised by Mr. Anderson (valued as of the date of each such exercise), together with all vested but unexercised stock options held by Mr. Anderson (valued as of the date of termination of employment) is equal to or exceeds $1,000,000.

  Marvin Aronowitz and the Company are parties to a split dollar insurance agreement pursuant to which the Company paid for an insurance policy on the life of Mr. Aronowitz in the amount of $260,000. Each year, that portion of the annual premium cost equal to the one-year term cost of the insurance protection is paid by Mr. Aronowitz. Upon the death of Mr. Aronowitz, the beneficiary named by him is entitled to receive the benefits under the policy, less the amount of the contributions made under the policy by the Company. The Company funded its portion of the premiums through a policy loan. The interest incurred on such loan during the fiscal year ended January 28, 1995 was $7,069.

  The Company has also entered into an executive salary continuation agreement with Mr. Aronowitz under which the Company agrees to pay to certain beneficiaries of Mr. Aronowitz up to $51,000 upon his death. This payment is to be funded by an insurance policy obtained by the Company on the life of Mr. Aronowitz. The Company paid $2,103 for this policy during the fiscal year ended January 28, 1995.

  The Company maintains a severance pay and bonus policy for certain officers and employees of the Company. The policy provides that the Company will be required to make payments (in the form of bonuses or severance pay, depending on the circumstances) to designated officers and employees of the Company on a date that is six months following a "Change in Control" of the Company. A Change in Control occurs when (i) certain persons or groups hold or acquire, directly or indirectly, securities representing 50% or more of the voting power of the Company's then outstanding voting stock or (ii) there is a change in the ownership of 80% or more of the assets of the Company. Following a Change in Control, the Company is obligated to make such payments whether the designated persons continue in the employ of the Company or they resign or are terminated. The amount payable to Mr. Lubetkin under the policy is equal to the lesser of
(i) 299% of his "base amount," as defined in the Internal Revenue Code of 1986, as amended (the "Code"), which is generally the same as such person's average annual compensation from the Company, or (ii) the maximum amount of additional compensation that may be paid to such person without the Company losing any Federal income tax deduction for such payments or the employee being subjected to a Federal excise tax on such payments. The amounts payable to Messrs. Rice, Clark and other officers or employees of the Company under the policy are calculated using other formulas and are subject to different restrictions.

  The Company maintains a non-contributory profit sharing plan (the "Plan") for its employees which has been determined by the Internal Revenue Service to be qualified under the Code. The payment of benefits under the Plan is made to employees upon termination of employment. In addition, each employee may make one life-time election to withdraw up to fifty percent of such employee's account balance as of the date of such election. The Company's contributions to the Plan are made at the discretion of the Company. The Company did not contribute to the Plan for the fiscal year ended January 28, 1995.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

  The Compensation Committee ("the Committee") of the Company's Board of Directors is pleased to present its annual report to stockholders on executive compensation. This report summarizes the charter of the Committee, the compensation policy for officers, the components of the executive compensation program and the basis on which compensation was determined for the Chief Executive Officer and other executive officers of the Company for the fiscal year ended January 28, 1995.

  During the fiscal year ended January 28, 1995, the Committee was comprised of the following Board members, none of whom was employed by the Company: Dolph B.
H. Simon, Chairman, Stewart Orton and Fred M. Gerson.

  Committee Charter. The Committee's charter provides that the Committee is to oversee the development of all compensation plans that apply to officers of the Company; administer all stock and incentive compensation plans requiring administration by "disinterested directors"; evaluate the performance and set the salary, bonus and stock awards for the Chairman of the Board, Chief Executive Officer and Chief Operating Officer; and act on recommendations by the Chief Executive Officer as to the salary, bonus and stock awards for all other senior officers. The Committee also approves offers of employment to individuals who would fill any senior officer position.

  Compensation Policy for Officers. It is the goal of the Company to strive for excellence in the selection and retention of highly qualified officers. To that end, the Committee will annually review the total compensation paid to officers, compared to the compensation paid by sporting goods and other specialty retailers of similar size and complexity for similar positions. In any given year, Oshman's total compensation for any officer may be above or below the industry median based on the performance of the Company and the individual.

  The principal components of the executive compensation program are base salary, cash incentive compensation and stock-based, longer-term incentives:

        BASE SALARY - levels are targeted at the industry median (sporting goods and other specialty retailers of similar size and complexity). Variations above and below this target should be based on the executive's background, qualifications and job performance at Oshman's.

        CASH INCENTIVES - should be given based upon achievement of pre-determined, measurable Company and individual goals. Incentive plans measure Company performance based primarily on pre-tax income. Because the Company achieved only limited profitability during the fiscal year ended January 28, 1995, no cash incentive payments were made to the executive officers named in the Summary Compensation Table.

        STOCK-BASED INCENTIVES - are used to reward officers and to motivate them to achieve the Company's longer-term goals. In general, Oshman's will place greater emphasis on stock-based incentives than on cash incentive payments. Company and individual performance results are considered when determining stock-based incentive awards, although no pre-determined performance criteria are utilized. During the fiscal year ended January 28, 1995, stock options and restricted stock were awarded to selected officers and key employees from the 1986 Stock Option Plan, the 1991 Stock Option Plan, and the 1994 Omnibus Plan, including an option relating to 100,000 shares that was granted to Mr. Anderson in connection with his hiring. Such award was not related to Company or individual performance.

  Compensation of the Chief Executive Officer. No base salary increase was granted and no incentive awards were made to the Chief Executive Officer during the fiscal year ended January 28, 1995. The Committee recognized, however, the significant accomplishments of the Chief Executive Officer in leading the Company to profitability during a difficult year in the retail sporting goods industry. The Committee also noted the successful implementation to date of the Company's previously adopted restructuring plan in closing unprofitable locations while at the same time opening four new SuperSports USA stores during the fiscal year. The Committee awarded 100,000 restricted shares of Common Stock to Mr. Lubetkin in fiscal 1994 as a part of his future retirement compensation. Such shares are scheduled to vest as to 25% if he should retire at age 62, 50% at age 63, 75% at age 64 and 100% at or after age 65, subject to acceleration or forfeiture in certain instances. (See note 2 to the Summary Compensation Table.) Such award was not related to Company or individual performance.

  Omnibus Budget Reconciliation Act of 1993. The Omnibus Budget Reconciliation Act of 1993 (the "Budget Act") imposes a limit of $1,000,000, with certain exceptions, that a publicly held corporation may deduct in any year for the compensation paid with respect to each of its five most highly compensated officers. The Committee does not expect the compensation levels of Oshman's executives to exceed this limit and intends to try to comply with the provisions of the Budget Act that would preserve the deductibility of executive compensation payments to the greatest extent possible.

                                        Dolph B. H. Simon, Chairman
                                        Stewart Orton
                                        Fred M. Gerson


COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

  Mr. Gerson, who is a member of the Compensation Committee, served as a Vice President of the Company from 1966 to 1981.

  In January 1981, the Company entered into numerous agreements for the lease of improvements to retail locations which the Company had acquired from Zale Corporation. During the fiscal year ended January 28, 1995, the Company made payments of $59,000 to Zale Corporation pursuant to the terms of such agreements. As of January 28, 1995, the Company's obligations for future payments under such agreements were approximately $37,000. Dolph B. H. Simon, who chairs the Compensation Committee, is Vice President and General Counsel of Zale Corporation.

PERFORMANCE GRAPH

  The following graph compares the performance of the Company's Common Stock to the S&P 500 Index and to the S&P Retail Stores Composite Index. The graph assumes that the value of the investment in the Company's Common Stock and each index was $100 at February 2, 1990, the last trading day in fiscal year 1989 which ended February 3, 1990. (The Company's fiscal year ends on the Saturday closest to the end of January.) Thereafter, points on the graph are plotted as of the last trading day in January for each successive year.

                   COMPARISON OF FIVE-YEAR CUMULATIVE RETURN

       [IN THE PROXY STATEMENT SENT TO SECURITY HOLDERS, A LINEAR GRAPH
           PLOTTED FROM THE POINTS IN THE TABLE BELOW APPEARS HERE]



                                           FISCAL YEAR ENDED JANUARY,
                          KEY     1990   1991    1992    1993    1994    1995
- ------------------------------------------------------------------------------
Oshman's               _______    100   66.46   45.31  108.75   96.66   81.56
S&P 500                -------    100  108.39  132.99  147.06  166.00  166.88
S&P Retail Stores      .......    100  117.33  163.95  195.70  188.61  174.65
- ------------------------------------------------------------------------------


           APPROVAL OF AMENDMENTS TO THE COMPANY'S 1994 OMNIBUS PLAN

DESCRIPTION OF PROPOSED AMENDMENTS

  On April 21, 1995, the Board of Directors of the Company adopted, subject to stockholder approval, two amendments (the "Amendments") to the Company's 1994 Omnibus Plan (the "Omnibus Plan"). If approved by the stockholders, the Amendments will increase the number of shares of Common Stock available for granting Incentive Awards (as defined below) under the Omnibus Plan from 500,000 to 750,000 and increase from 200,000 to 250,000 the maximum number of shares of Common Stock subject to options granted with an exercise price at least equal to the underlying shares of Common Stock on the date of grant and underlying stock appreciation rights that may be granted to a single individual under the Omnibus Plan.

  The increase from 500,000 to 750,000 in the number of shares of Common Stock available for Incentive Awards under the Omnibus Plan is necessary to make available sufficient shares of Common Stock for issuance to the Company's officers and employees to reward these individuals for their roles in the accomplishment of the Company's goals. The Omnibus Plan is an essential part of the Company's compensation and reward program for its officers and employees because Incentive Awards under the Omnibus Plan permit officers and employees to benefit from the Company's continued growth and financial performance. Including the options to Mr. Lubetkin described below, the Company has granted options to purchase, and made restricted stock awards of, an aggregate of 460,000 shares of Common Stock under the Omnibus Plan. The Board of Directors believes that it is in the best interest of the Company to increase the number of shares available for Incentive Awards under the Omnibus Plan to continue to provide officers and employees compensation and reward for their service to the Company.

  The increase in the maximum number of shares which may underlie awards to a single individual is necessary in order to allow the Company to replace
Mr. Lubetkin's existing options with options under the Omnibus Plan, as described below, and to continue to implement the purposes of the Omnibus Plan. The Board of Directors believes such increase is in the best interest of the Company.

  In order to extend the term of Mr. Lubetkin's options to purchase Common Stock, the Company recently granted to Mr. Lubetkin an option to purchase 250,000 shares of Common Stock pursuant to the Omnibus Plan, subject to stockholder approval of the Amendments and surrender and cancellation of outstanding options to purchase 250,000 shares of Common Stock which were granted to Mr. Lubetkin under the 1986 Stock Option Plan and which will expire at the end of 1996. Mr. Lubetkin's options under the 1986 Stock Option Plan have an exercise price of $8.40 per share and the options granted under the Omnibus Plan have an exercise price of $7.13 per share, which was greater than the Fair Market Value of the Common Stock on the date of grant. The options granted pursuant to the Omnibus Plan will vest upon the surrender and cancellation of the options granted under the 1986 Stock Option Plan, but in no event earlier than October 20, 1995 except in the case of Mr. Lubetkin's earlier retirement, termination, death or disability. The options will expire, if not previously exercised, on April 20, 2005.

SUMMARY OF THE OMNIBUS PLAN

  The Omnibus Plan, as amended, will authorize the grant of Incentive Awards for up to 750,000 shares of Common Stock subject to adjustment as described below. The shares available for Incentive Awards will be made available from either authorized and unissued shares, treasury shares, if any, or shares to be purchased or acquired by the Company. Unless terminated earlier, the Omnibus Plan will terminate on January 31, 2004. Select executive officers and other key management personnel of the Company and any parent or subsidiary of the Company, including directors of the Company who are also employees, who are in a position to contribute materially to the growth, development and financial success of the Company will be eligible to receive Incentive Awards. Directors who are not employees of the Company (or of a parent or subsidiary) are not eligible to participate in the Omnibus Plan. Awards under the Omnibus Plan may be in the form of stock options (including incentive stock options), stock appreciation rights, restricted stock, performance units, performance shares or other stock-based awards and certain additional payments in the amount of Federal income taxes payable by a grantee and relating to an award under the Omnibus Plan (all such options, awards and rights are collectively referred to as "Incentive Awards").

  The purposes of the Omnibus Plan are to: (i) encourage the long-term commitment of selected key employees as defined, (ii) motivate superior performance of key employees by means of long-term, performance-related incentives, (iii) encourage and provide key employees with a formal program for obtaining an ownership interest in the Company, (iv) attract and retain outstanding key employees by providing incentive compensation opportunities competitive with other major companies and (v) enable participation by key employees in the long-term growth and financial success of the Company. The Plan provides for payment of various forms of incentive compensation and is not intended to be a plan that is subject to the Employee Retirement Income Security Act of 1974, as amended.

  The Omnibus Plan is administered by a committee ("Committee") consisting of three persons, all of whom are "disinterested persons" as defined by Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended ("Exchange Act"), and "outside directors" as defined in Section 162(m) of the Code and the regulations adopted thereunder. Subject to the provisions of the Omnibus Plan, the Committee determines the employees and individuals to whom awards are granted, the number and type of awards to be granted, the combination of awards to be granted and the specific terms of each grant. It is impracticable to estimate the total number of employees eligible to receive grants under the Omnibus Plan. Except under certain circumstances, no Incentive Award may vest or be exercised under the Omnibus Plan prior to the expiration of six months from the date of award.

INCENTIVE AND NONQUALIFIED OPTIONS

  Stock options granted under the Omnibus Plan may be either nonqualified options ("Nonqualified Options") or incentive stock options ("Incentive Stock Options") (within the meaning of the Code) and may include "reload" options ("Reload Options"), which permit the holder to purchase a number of shares equal to the number of shares delivered in payment of the exercise price of Nonqualified Options or Incentive Stock Options. Pursuant to the Omnibus Plan, the Committee determines the exercise price for each share issued in connection with an Incentive Stock Option, a Nonqualified Option or a Reload Option (collectively referred to as "Options"), but in the case of Incentive Stock Options, the exercise price may not be less than the closing sales price per share of Common Stock (the "Fair Market Value") on the date the Incentive Stock Option is granted. The exercise price must be paid in full at the time of exercise, either in cash or, at the discretion of the Committee, in Common Stock owned by the grantee or an equivalent consideration acceptable to the Committee. The Committee determines when Options may be exercised, which may not be more than 10 years from the date of grant, and the manner in which each Option will become exercisable.

STOCK APPRECIATION RIGHTS

  Stock appreciation rights ("SARs") may be granted under the Omnibus Plan in tandem with Options ("Tandem SARs") or independent of Options ("Independent SARs"). An SAR may be awarded with an exercise price at least equal to the Fair Market Value of a share of Common Stock on the date of grant, if an Independent SAR, or on the date of grant of the applicable Option if a Tandem SAR. Upon exercise, the holder is entitled to receive the difference (in cash, Common Stock or a combination thereof, at the option of the Committee) between the exercise price and the Fair Market Value on the date of exercise. Tandem SARs may be exercised in lieu of the Option to which they relate at any time such Option is exercisable, terminate upon the exercise of such Option and are automatically exercised on the last day of the term of such Option if they have not been exercised or terminated prior to such date. Independent SARs are subject to their own terms, as established by the Committee; they do not affect, and are not affected by, the existence or exercise of other Incentive Awards. The number of shares of Common Stock actually issued in connection with the exercise of an SAR will reduce the shares of Common Stock available for distribution under the Omnibus Plan.

  Under the Omnibus Plan, as amended, the total number of shares of Common Stock subject to Options exercisable at a price at least equal to the Fair Market Value at the date of grant of underlying shares of Common Stock, plus the number of shares underlying SARs awarded to any Covered Employee may not exceed 250,000.

RESTRICTED STOCK AWARDS

  The Omnibus Plan authorizes the Committee to award shares of restricted stock ("Restricted Stock"). Restricted Stock is Common Stock that may not be sold, pledged or otherwise disposed of until the restrictions set by the Committee have been satisfied. At the time of an award to a grantee, the Committee will determine a "Restriction Period" for all shares awarded to the grantee or if the total of such shares is divided into separate parts, for each part of the total shares awarded. At the expiration of the applicable Restriction Period, a stock certificate, evidencing the Restricted Stock with respect to which the Restriction Period has expired, will be delivered to the grantee, free of all restrictions. Unless otherwise approved by the Committee, until such time as a stock certificate is issued to a grantee, the grantee will not have any rights as a stockholder of the Company.

PERFORMANCE UNITS AND PERFORMANCE SHARES

  The Omnibus Plan also provides for the grant by the Committee of performance units ("Performance Units") and performance shares ("Performance Shares"). Vesting in awards of Performance Units and Performance Shares will be contingent upon the attainment of performance goals and measured over a period of time as determined by the Committee. Such performance goals may include individual goals and overall business objectives, including earnings per share from continuing operations, total stockholder return, Common Stock price per share and sales or market share, each as specified by the Committee. An award of Performance Units or Performance Shares will be payable when, and measured by the degree to which, the specified goals are attained. Upon attainment of the goals, the Incentive Award will be paid in cash or by delivery of shares of Common Stock (which may include Restricted Stock), or a combination thereof, as determined by the Committee. The Committee plans to establish performance goals relating to any Performance Units or Performance Shares held by individuals covered by the Budget Act, which goals are intended to preserve the tax deduction for any amounts paid thereunder in the event such amounts, together with other amounts required to be taken into account for this purpose, exceed $1,000,000.

OTHER STOCK-BASED AWARDS AND SUPPLEMENTAL PAYMENTS

  The Omnibus Plan also authorizes the Committee to grant other forms of stock-based incentive awards ("other stock-based awards"). The Committee has the discretion to determine the terms and conditions of such other stock-based awards, which may be paid in shares of Common Stock or such other consideration relating to the Common Stock as the Committee deems appropriate. In addition, the Omnibus Plan authorizes the Committee to provide for a supplemental payment of all or any portion of Federal income taxes payable in connection with various Incentive Awards and receipt of the supplemental payment, assuming that the Grantee is taxable at the maximum Federal income tax rate. Any such supplemental payment may be made in cash, Common Stock or any combination, as determined by the Committee.

OTHER TERMS AND CONDITIONS

  Termination of Employment. Upon termination of employment, unless otherwise determined by the Committee, Incentive Awards will be exercisable (to the extent otherwise exercisable as of the date of termination), subject to their earlier expiration pursuant to their terms, as follows: (i) for 31 days in the event of termination for any reason other than death, disability or retirement; (ii) for six months (three months in the case of Incentive Stock Options) in the event of retirement; and (iii) one year in the event of termination for disability or death. If the grantee is terminated for cause (as defined in the Omnibus Plan), all Incentive Awards will expire on the termination date of such grantee.

  Change in Control. Except as the Board of Directors may otherwise provide prior to any Change in Control (as defined in Section 5.7 of the Omnibus Plan) of the Company, in the event of a Change in Control, all Incentive Awards outstanding will become immediately and fully exercisable, all restrictions applicable to Restricted Stock will be deemed satisfied, and all Performance Units, Performance Shares and other stock-based awards will be vested and deemed earned in full and promptly paid to grantees without regard to payment schedules. Should this occur prior to attainment of performance goals applicable to Performance Units or Performance Shares, compensation earned and paid with respect to such Performance Units or Performance Shares would be taken into account in determining any amount of compensation that is paid to an individual in a taxable year in excess of $1,000,000, which excess amount, if any, would not be deductible by the Company.

  Non-Assignability of Incentive Awards. No Incentive Award granted under the Omnibus Plan may be assigned, transferred, pledged or otherwise encumbered by a grantee, other than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order.

  Adjustments. In the event of any change in applicable laws or any change in circumstances that results or would result in any dilution of the rights under the Omnibus Plan, the Committee is authorized to make such adjustments as it believes are required in order to carry out the intended operation of the Omnibus Plan. Subject to the provisions of the Omnibus Plan, such adjustments may include changes with respect to (i) the aggregate number of shares of Common Stock that may be issued under the Omnibus Plan, (ii) the number of shares of Common Stock subject to Incentive Awards and (iii) the price per share of Common Stock for outstanding Incentive Awards.

  Modifications to Incentive Awards. The Committee is authorized, with the approval of the grantee, to make such changes to any previously granted Incentive Award as it deems reasonable, including without limitation, adjustments in the vesting period of any Incentive Award, the exercise price or number of shares of Common Stock subject to or the terms of any Incentive Award, the termination of the Restriction Period with respect to Restricted Stock and modifications to the performance goals with respect to Performance Units or Performance Shares. The Committee has no authority, however, to take any such action that would result in the failure of payments under an Incentive Award to qualify as performance-based compensation under the Budget Act, if such payments would otherwise have qualified as performance-based compensation with respect to an individual whose compensation is subject to the Budget Act.

  Amendment of Plan. The Omnibus Plan may be amended by the Board of Directors, provided that stockholder approval will be necessary for any change that would materially increase the benefits accruing to participants under the Omnibus Plan, materially increase the number of shares issuable thereunder, materially modify the class of persons eligible to participate in the Omnibus Plan or cause such plan not to comply with the rules and regulations promulgated under Section 16(b) of the Exchange Act.

FEDERAL INCOME TAX CONSEQUENCES

  The following is a brief summary of the principal United States Federal income tax consequences under current Federal income tax laws related to Incentive Awards under the Omnibus Plan. This summary is not intended to be exhaustive and among other things, does not describe state or local tax consequences.

  Budget Act. As described above, the performance goals established for awards of Performance Units and Performance Shares, plus a maximum limit of $1 million in compensation that may be paid under Performance Units or Performance Shares to any one Grantee with respect to any one year, are intended to qualify such awards as "performance-based compensation" as defined in Section 162 of the Code in order to preserve Federal income tax deductions by the Company with respect to any compensation required to be taken into account under Section 162 of the Code that is in excess of $1,000,000 and paid to a "Covered Employee" (as defined in the Omnibus Plan and the Budget Act). To qualify Options (that are granted with an exercise price at least equal to the Fair Market Value of the underlying shares of Common Stock on the date of grant) and SARs as "performance-based compensation," the Omnibus Plan as amended would limit the total number of shares of Common Stock subject to Options and SARs awarded to any one participant who is a Covered Employee during the period from April 22, 1994 through January 31, 2004 to 250,000 shares. Awards of Restricted Stock, or Options (that are granted with an exercise price that is less than the Fair Market Value of the underlying shares of Common Stock on the date of grant), to Covered Employees will not qualify as "performance-based compensation" and will be subject to the limitation on deductibility under Section 162 of the Code.

  Nonqualified Options. The grantee of a Nonqualified Option does not recognize income at the time the option is granted. When the Nonqualified Option is exercised, the grantee recognizes ordinary income equal to the difference between the Fair Market Value of Common Stock on the exercise date and the exercise price. The Company receives a deduction equal to the amount of ordinary income recognized by the grantee. The grantee's basis in the shares acquired is equal to the option price plus the ordinary income recognized upon exercise. Upon subsequent disposition of the shares, the grantee will recognize capital gain or loss, which will be short-term or long-term, depending upon the length of time the shares were held since the date the Nonqualified Option was exercised.

  If the grantee pays the exercise price, in full or part, with previously acquired shares, the exchange will not affect the tax treatment of the exercise. Upon such exchange, no gain or loss is recognized upon delivery of the previously acquired shares to the Company, and the shares received by the grantee, equal in number to the previously acquired shares exchanged therefor, will have the same basis and holding period for long-term and short-term capital gain purposes as the previously acquired shares. The Fair Market Value of shares received by the grantee in excess of the number of previously acquired shares will be taxable as ordinary income and such shares will have a basis equal to the fair market value of such additional shares as of the date the Nonqualified Option is exercised and a holding period which commences as of such date.

  Incentive Options. In general, a grantee will not be subject to tax at the time an Incentive Option is granted or exercised. However, the excess of the fair market value of the shares received upon exercise of Incentive Option over the exercise price is potentially subject to the alternative minimum tax. Upon disposition of the shares acquired upon exercise of an Incentive Option, long-term capital gain or loss will be recognized in an amount equal to the difference between the sales price and the exercise price provided that the grantee has not disposed of the shares within two years of the date of grant or within one year from the date of exercise. If the grantee disposes of the shares without satisfying both holding period requirements (a "Disqualifying Disposition"), the grantee will recognize ordinary income at the time of such Disqualifying Disposition to the extent of the difference between the exercise price and the lesser of the fair market value of the shares on the date the Incentive Option is exercised or the amount realized on such Disqualifying Disposition. Any remaining gain or loss is treated as a short-term or long-term capital gain or loss, depending upon how long the shares have been held. The Company is not entitled to a tax deduction upon either the exercise of an Incentive Option or upon disposition of the shares acquired pursuant to such exercise, except to the extent that the grantee recognizes ordinary income in a Disqualifying Disposition.

  Pursuant to proposed regulations issued by the Internal Revenue Service, if the grantee pays the exercise price in full or in part, with previously acquired shares, the exchange will not affect the tax treatment of the exercise. Upon such exchange, and except for Disqualifying Dispositions, no gain or loss is recognized upon the delivery of the previously acquired shares to the Company and the shares received by the grantee, equal in number to the previously acquired shares exchanged therefor, will have the same basis and holding period for long-term capital gain or loss, depending upon how long the shares have been held. Shares received by the grantee in excess of the number of previously acquired shares will have a basis of zero and a holding period that commences as of the date the shares are issued to the grantee upon exercise of the Incentive Option. If such an exercise is effected using shares previously acquired through the exercise of an Incentive Option, the exchange of the previously acquired shares will be considered a disposition of such shares for the purpose of determining whether a Disqualifying Disposition has occurred.

  Reload Options. Reload Options are treated the same as other Nonqualified Options for Federal income tax purposes.

  Stock Appreciation Rights. The recipient of an SAR, realizes no taxable income and the Company receives no deduction at the time of grant. The grantee realizes income at the time of exercise, if the award becomes vested and is no longer subject to forfeiture and the grantee is entitled to receive the value of the award. The Company receives a deduction of the same amount in the same year the grantee recognizes income.

  Restricted Stock, Performance Units, Performance Shares and Other Stock-Based Awards. Except as described below, a grantee will recognize ordinary income on the date of payment of cash or transfer of shares pursuant to an award of Performance Units, Performance Shares or other stock-based awards in an amount equal to the cash (if any) and the fair market value of the shares transferred and the Company will be entitled to a deduction in the same amount. In the event the shares received pursuant to such an award are subject to certain restrictions, the Federal income tax consequences associated with the transfer of such shares will be the same as those described below with respect to a grant of Restricted Stock.

  If the restrictions placed upon an award of Restricted Stock are of a nature that such shares are both subject to a substantial risk of forfeiture and are not freely transferable, within the meaning of Section 83 of the Code, the grantee of such award will not recognize income for Federal income tax purposes at the time of the award unless such grantee affirmatively elects to include the fair market value of the shares of Restricted Stock on the date of the award, less any amount paid for such shares, in gross income for the year of the award pursuant to Section 83(b) of the Code. In the absence of such an election, the grantee will be required to include in income for Federal income tax purposes in the year the shares either become freely transferable or are no longer subject to a substantial risk of forfeiture within the meaning of Section 83 of the Code, the fair market value of the shares of Restricted Stock on the date such shares either become freely transferable or are no longer subject to a substantial risk of forfeiture, less any amount paid. The Company will be entitled to a deduction at such time in an amount equal to the amount the grantee is required to include in income with respect to the shares.

NEW PLAN BENEFITS TABLE

  Although the benefits or amounts that will be awarded to the individuals in the table below under the Omnibus Plan are not currently determinable, the following table sets forth the benefits and amounts during its term received by certain individuals pursuant to the Omnibus Plan for the fiscal year ended January 28, 1995. Subsequent to January 28, 1995, Mr. Lubetkin was granted options to purchase 250,000 shares of Common Stock under the Omnibus Plan, subject to stockholder approval of the amendments and surrender and cancellation of his existing options to purchase an equal number of shares that were granted under the 1986 Stock Option Plan. All outstanding Options under the Omnibus Plan are exercisable at a price equal to or above the market price of the Common Stock on the date of grant.

                          ASSUMED OMNIBUS PLAN AWARDS
                           FOR THE FISCAL YEAR ENDED
                                JANUARY 28, 1995


                                           NUMBER OF SHARES OF COMMON STOCK     DOLLAR
           NAME AND POSITION                       UNDERLYING AWARD             VALUE
           -----------------              -----------------------------------  --------
Alvin N. Lubetkin
     Vice Chairman of the Board,
     Chief Executive
     Officer and Director...............                100,000(1)             $825,000
William N. Anderson
     President, Chief Operating
     Officer and Director...............                100,000(2)                    0
Lindsay J. Rice
     Executive Vice President...........                      0                       0
Will A. Clark
     Vice President.....................                      0                       0
Executive Group.........................                200,000                 825,000
Non-Executive Director Group............                      0                       0
Non-Executive Officer Employee Group....                 10,000(3)                    0


- ---------------

(1) Represents a grant of 100,000 shares of restricted stock of the Company made on July 15, 1994 under the 1994 Omnibus Plan, calculated at a market price of $8.25, the closing price of a share of Common Stock on the grant date.
    As of January 28, 1995, Mr. Lubetkin had 100,000 restricted shares that are scheduled to vest 25% if he should retire at age 62, 50% at age 63, 75% at age 64 and 100% at or after age 65. The shares would vest 100% in the event of Mr. Lubetkin's death or disability (as defined) prior to his retirement or upon certain terminations of his employment. To the extent Mr. Lubetkin's loan from the Company (see note 1 to the Summary Compensation Table) has not been repaid at the time vesting would occur, an appropriate number of shares otherwise scheduled to vest would instead be cancelled to satisfy the remaining loan obligation. Based on the closing price of the Common Stock on January 27, 1995, such shares had a value of $712,500. Dividends are not payable upon such shares until they have vested.

(2) Represents a grant of 100,000 options with an exercise price of $7.125 per share granted on a date when the Fair Market Value was $7.00 per share. The Fair Market Value of the Common Stock as of May 3, 1995 was $6.50 per share.

(3) Represents stock options granted with an exercise price equal to the Fair Market Value at the date of grant.

  The text of the Amendments is attached to this Proxy Statement as Appendix A, and the foregoing discussion is qualified in its entirety by reference to Appendix A. The affirmative vote of the holders of a majority of the shares of Common Stock present in person or by proxy and entitled to vote at the annual meeting is required to approve the adoption of the Amendments. An adverse vote will cause the Amendments not to be adopted. Unless otherwise specified, all properly executed proxies received by the Company will be voted in favor of the Plan.

  The Board of Directors recommends voting "FOR" the adoption of the Amendments.

                              CERTAIN TRANSACTIONS

  In numerous transactions since 1959, the Company has leased both land and buildings for its executive offices, warehouses and one store in Houston, Texas from two trusts (the "Warehouse Trusts") of which Marilyn Oshman and Judy O. Margolis are the respective beneficiaries. Many of these leases are in effect at the present time, and some of the leases extend up to 1998. The aggregate rental payments from the Company to the Warehouse Trusts were approximately $362,600 during the fiscal year ended January 28, 1995. The Company believes that the terms of all of these leases with the Warehouse Trusts are as favorable to the Company as the terms under which it could lease comparable facilities from an unaffiliated lessor in arm's length transactions. If the Company needs to further expand its offices or warehouse facilities, it may enter into other leases with the Warehouse Trusts. However, no lease will be entered into unless its terms are as favorable to the Company as those which could be obtained in arm's length negotiations for comparable premises. Marvin Aronowitz was a trustee of both Warehouse Trusts during a portion of the fiscal year ended January 28, 1995 and resigned both trusteeships prior to January 28, 1995. Fred
M. Gerson is a trustee under one Warehouse Trust.

  In March 1988, the Company entered into an agreement with Flagship Associates providing for the lease by the Company of the land and building in Union, New Jersey where one of the Company's stores was operated from March 1990 to September 1993. Charles Lubetkin, Alvin Lubetkin's brother, is a general partner of Flagship Associates and has a 19.75% interest in such partnership. The lease is for a term of twenty years, provides for annual rental payments of $600,000 and is otherwise on terms the Company believes to be no less favorable than could be obtained from an unrelated third party. This lease was amended and assigned to an unrelated third party in September 1993, and the Company remains liable on the lease.

  The daughter of Marilyn Oshman and Alvin Lubetkin, Karen Desenberg, is employed by the Company as a Divisional Vice President-Merchandise Manager. During the fiscal year ended January 28, 1995, Ms. Desenberg received compensation of $91,057. In addition, Ms. Desenberg is entitled to the benefits available to other Company employees of similar position. Although the specific value of such benefits cannot be determined by the Company, such value does not exceed 10% of her reported compensation.


                              INDEPENDENT AUDITORS

  Grant Thornton LLP has served as auditors of the Company for a number of years. Representatives of such firm are expected to be present at the annual meeting and will have the opportunity to make a statement if they desire to do so. Such representative will be available to respond to appropriate questions.


                         PROPOSALS OF SECURITY HOLDERS

  Proposals which stockholders of the Company intend to present for inclusion in the proxy statement with respect to the 1996 Annual Meeting of Stockholders must be received by the Company at its principal executive offices no later than January 13, 1996.

                                    GENERAL

  As of the date of this statement, the Board of Directors has no knowledge of any business that will be presented for consideration at the meeting other than the election of directors and the approval of the proposed Amendments to the Company's 1994 Omnibus Plan. With respect to any other business that may properly come before the meeting or any adjournment thereof, it is intended that proxies will be voted in accordance with the judgment of the person or persons voting them.

  By Order of the Board of Directors,



  ALVIN N. LUBETKIN
  Vice Chairman of the Board and
  Chief Executive Officer

Dated:  May 12, 1995



  THE COMPANY'S ANNUAL REPORT TO SECURITY HOLDERS SENT WITH THIS PROXY STATEMENT INCLUDES A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED JANUARY 28, 1995, INCLUDING THE FINANCIAL STATEMENTS AND FINANCIAL STATEMENT SCHEDULES. THE COMPANY WILL FURNISH TO ANY SECURITY HOLDER ON REQUEST ANY EXHIBIT DESCRIBED IN THE LIST ACCOMPANYING SUCH REPORT, INCLUDING THE 1994 OMNIBUS PLAN, UPON PAYMENT OF REASONABLE FEES RELATING TO THE COMPANY'S FURNISHING SUCH EXHIBITS. REQUESTS FOR COPIES SHOULD BE DIRECTED TO R. L. BOCKART, VICE PRESIDENT, OSHMAN'S SPORTING GOODS, INC., 2302 MAXWELL LANE, HOUSTON, TEXAS 77023.

                                                                      APPENDIX A

                       AMENDMENT TO THE 1994 OMNIBUS PLAN



  The Board of Directors (the "Board") of Oshman's Sporting Goods, Inc. (the "Company") adopted the 1994 Omnibus Plan (the "Omnibus Plan") on April 22, 1994, subject to approval by the Stockholders of the Company, which was obtained at the annual meeting held June 17, 1994. Subject to the requirements of Section
6.8 of the Omnibus Plan, the Board retained the right to amend the Omnibus Plan. The Board has determined by resolutions dated April 21, 1995, that the Omnibus Plan be amended as follows. Capitalized terms not otherwise defined in this Amendment to the Omnibus Plan have the meanings ascribed thereto in the Omnibus Plan;

  The Plan is hereby amended as follows:

  1. Section 1.4(a) of the Omnibus Plan is hereby amended to read in its entirety as follows:

    "(a) Common Stock Authorized. Subject to adjustment under Section 5.5, the aggregate number of shares of Common Stock available for granting Incentive Awards under the Plan shall be equal to 750,000 shares of Common Stock. If any Incentive Award shall expire or terminate for any reason, without being exercised or paid, shares of Common Stock subject to such Incentive Award shall again be available for grant in connection with grants of subsequent Incentive Awards."

  2. Section 1.4(d) of the Omnibus Plan is hereby amended to read in its entirety as follows:

    "(d) Special Limitation. In no event shall the number of shares of Common Stock subject to Options granted with an exercise price at least equal to the Fair Market Value of the underlying shares of Common Stock on the date of grant, plus the number of shares underlying Stock Appreciation Rights awarded to any one Grantee who is a Covered Employee during the period from April 22, 1994 through January 31, 2004, exceed two hundred and fifty thousand (250,000) shares of the Common Stock authorized under Section 1.4(a). In all events, determinations under the preceding sentence shall be made in a manner that is consistent with Section 162(m) of the Code and regulations promulgated thereunder. Except as otherwise provided in the two immediately preceding sentences, the provisions of this Section 1.4(d) shall not limit the number of shares of Common Stock that otherwise may be awarded to any one Grantee who is a Covered Employee under any form of Incentive Award authorized under the Plan."

The foregoing Amendments to the Omnibus Plan are effective only upon approval thereof by the stockholders of the Company.

                                                                     Appendix B

[This document is being filed with the Commission as an appendix to this proxy statement pursuant to Instruction number 3 to Item 10(b)(2) of Schedule 14A promulgated under the Exchange Act of 1934. It is not part of the proxy statement.]




                         OSHMAN'S SPORTING GOODS, INC.
                               1994 OMNIBUS PLAN

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
SECTION 1.  GENERAL PROVISIONS RELATING TO PLAN GOVERNANCE,
               COVERAGE AND BENEFITS........................................   1
          1.1  Purpose......................................................   1
          1.2  Definitions..................................................   1
          1.3  Administration...............................................   4
          1.4  Shares of Common Stock Subject to the Plan...................   5
          1.5  Participation................................................   6
          1.6  Incentive Awards.............................................   6

SECTION 2.  STOCK OPTIONS AND STOCK APPRECIATION RIGHTS.....................   7
          2.1  Grant of Options.............................................   7
          2.2  Option Terms.................................................   7
          2.3  Option Exercises.............................................   8
          2.4  Stock Appreciation Rights in Tandem with Options.............   8
          2.5  Stock Appreciation Rights Independent of Options.............   9
          2.6  Reload Options...............................................   9
          2.7  Supplemental Payment on Exercise of Nonqualified
               Stock Options or Stock Appreciation Rights...................  10

SECTION 3.  RESTRICTED STOCK................................................  10
          3.1  Award of Restricted Stock....................................  10
          3.2  Restrictions.................................................  10
          3.3  Restriction Period...........................................  11
          3.4  Delivery of Shares of Common Stock...........................  11
          3.5  Supplemental Payment on Vesting of Restricted Stock..........  11

SECTION 4.  PERFORMANCE UNITS AND PERFORMANCE SHARES........................  12
          4.1  Performance Based Awards.....................................  12
          4.2  Supplemental Payment on Vesting of Performance
               Units or Performance Shares..................................  13

SECTION 5.  PROVISIONS RELATING TO PLAN PARTICIPATION.......................  13
          5.1  Plan Conditions..............................................  13
          5.2  Transferability..............................................  14
          5.3  Rights as a Stockholder......................................  14
          5.4  Listing and Registration of Shares of Common Stock...........  15
          5.5  Change in Stock and Adjustments..............................  15
          5.6  Termination of Employment, Death, Disability and Retirement..  16
          5.7  Changes in Control...........................................  17

          5.8  Amendments to Incentive Awards...............................  18
          5.9  Exchange of Incentive Awards.................................  18
          5.10 Financing....................................................  19

SECTION 6.  MISCELLANEOUS...................................................  19
          6.1  Effective Date and Grant Period..............................  19
          6.2  Funding......................................................  19
          6.3  Withholding Taxes............................................  19
          6.4  Conflicts with Plan..........................................  20
          6.5  No Guarantee of Tax Consequences.............................  20
          6.6  Severability.................................................  20
          6.7  Gender, Tense and Headings...................................  20
          6.8  Amendment and Termination....................................  21
          6.9  Governing Law................................................  21
          6.10 Section 16 Compliance........................................  21


                         OSHMAN'S SPORTING GOODS, INC.
                               1994 OMNIBUS PLAN


                         SECTION 1.  GENERAL PROVISIONS
               RELATING TO PLAN GOVERNANCE, COVERAGE AND BENEFITS

1.1  PURPOSE

     The purpose of the Oshman's Sporting Goods, Inc. 1994 Omnibus Plan (the "Plan") is to foster and promote the long-term financial success of Oshman's Sporting Goods, Inc. (the "Company") and materially increase stockholder value by: (a) encouraging the long-term commitment of selected key employees (defined in Section 1.2(j) below), (b) motivating superior performance of key employees by means of long-term performance related incentives, (c) encouraging and providing key employees with a formal program for obtaining an ownership interest in the Company, (d) attracting and retaining outstanding key employees by providing incentive compensation opportunities competitive with other major companies and (e) enabling participation by key employees in the long-term growth and financial success of the Company. The Plan provides for payment of various forms of incentive compensation and accordingly is not intended to be a plan that is subject to Parts 1 through 4 of Subtitle B of Title I of the Employee Retirement Income Security Act of 1974, as amended, and shall be administered accordingly.

1.2  DEFINITIONS

     The following terms shall have the meanings set forth below:

          (a) Appreciation.   The difference between the option exercise price
     per share of the Option to which a Tandem SAR relates and the Fair Market Value of a share of Common Stock on the date of exercise of the Tandem SAR.

          (b) Board.  The Board of Directors of the Company.

          (c) Change in Control.  Any of the events described in and subject to
     Section 5.7.

          (d) Code.  The Internal Revenue Code of 1986, as amended.

          (e) Committee. The committee, which shall be comprised of three or more members of the Board who are disinterested persons as defined under rules and regulations promulgated under Section 16(b) of the Exchange Act and who are outside directors as defined in Section 162(m) of the Code and the regulations promulgated thereunder, appointed by the Board to administer the Plan, which Board shall have the power to fill vacancies on the Committee arising by resignation, death, removal or otherwise.

          (f) Common Stock. The common stock of Oshman's Sporting Goods, Inc., $1.00 par value, per share.

          (g) Company.  Oshman's Sporting Goods, Inc.

          (h) Covered Employee. Any Employee of the Company, any Parent or Subsidiary if, as of the close of the taxable year, such Employee is the chief executive officer of such entity or an individual acting in such capacity, or the total compensation of such Employee for the taxable year is required to be reported to stockholders under the Exchange Act by reason of such Employee being among the four (4) highest compensated officers for the taxable year (other than the chief executive officer).

          (i) Disability.  Any complete and permanent disability as defined in
     Section 22(e)(3) of the Code.

          (j) Employee. Any common-law employee of the Company or any Parent or Subsidiary, who, in the opinion of the Committee, is one of a select group of executive officers, other officers or other key management personnel of the Company or any Parent or Subsidiary who is in a position to contribute materially to the continued growth and development and to the continued financial success of the Company or any Parent or Subsidiary, including executive officers and officers who are members of the Board.

          (k) Exchange Act.  The Securities Exchange Act of 1934, as amended.

          (l) Fair Market Value. The closing sales price of Common Stock as reported on the NASDAQ National Market System or if the Common Stock is listed on a national securities exchange, the closing sales price as reported by such exchange on any relevant date for valuation, or, if there is no such sale on such date, the applicable prices as so reported on the nearest preceding date upon which such sale took place. In the event the shares of Common Stock are no longer listed on a national securities exchange, the Fair Market Value of such shares shall be determined by the Committee in its sole discretion.

          (m) Grantee. Any Employee who in the opinion of the Committee performs significant services for the benefit of the Company and who is granted an Incentive Award under the Plan.

          (n) Incentive Award. Any incentive award, individually or collectively, as the case may be, including any Nonqualified Stock Option, Incentive Stock Option, Stock Appreciation Right, Restricted Stock Award, Performance Unit, Performance Share or other stock-based award, as well as any Supplemental Payment, granted under the Plan.

          (o) Incentive Plan Agreement. The written agreement entered into between the Company and the Grantee pursuant to which an Incentive Award shall be made under the Plan.

          (p) Incentive Stock Option. A stock option granted by the Committee to a Grantee under the Plan which is designated by the Committee as an Incentive Stock Option and intended to qualify as an Incentive Stock Option under Section 422 of the Code.

          (q) Independent SAR. A Stock Appreciation Right described in Section 2.5.

          (r) Nonqualified Stock Option. A stock option granted by the Committee to a Grantee under the Plan, which is not designated by the Committee as an Incentive Stock Option.

          (s) Option. An Incentive Stock Option or Nonqualified Stock Option (including reload Options described in Section 2.6) granted by the Committee to a Grantee under the Plan.

          (t) Parent Corporation. Any corporation (whether now or hereafter existing) which constitutes a "parent" of the Company, as defined in
     Section 424(e) of the Code.

          (u) Performance Period. A period of time determined by the Committee over which performance is measured for the purpose of determining a Grantee's right to and the payment value of any Performance Units, Performance Shares or other stock-based awards.

          (v) Performance Share or Performance Unit. An Incentive Award representing a contingent right to receive cash or shares of Common Stock (which may be Restricted Stock) at the end of a Performance Period and which, in the case of Performance Shares, is denominated in Common Stock, and, in the case of Performance Units, is denominated in cash values.

          (w) Plan.  The Oshman's Sporting Goods, Inc. 1994 Omnibus Plan.

          (x) Restricted Stock. Shares of Common Stock issued or transferred to a Grantee subject to the Restrictions set forth in Section 3.2 hereof.

          (y) Restricted Stock Award. An authorization by the Committee to issue or transfer Restricted Stock to a Grantee.

          (z) Restriction Period. The period of time determined by the Committee during which Restricted Stock is subject to the restrictions under the Plan.

          (aa) Retirement. The termination of employment from the Company or any Parent or Subsidiary constituting retirement as determined by the Committee.

          (bb) Spread. The difference between the exercise price per share specified in any Independent SAR grant and the Fair Market Value of a share of Common Stock on the date of exercise of the Independent SAR.

          (cc) Stock Appreciation Right. A Tandem SAR described in Section 2.4 or an Independent SAR described in Section 2.5.

          (dd) Subsidiary. Any corporation (whether now or hereafter existing) which constitutes a "subsidiary" of the Company, as defined in Section 424(f) of the Code.

          (ee) Supplemental Payment. Any amounts described in Sections 1.6, 2.7, 3.5 and/or 4.2 dedicated to payment of any federal income taxes that are payable on an Incentive Award as determined by the Committee.

          (ff) Tandem SAR.  A Stock Appreciation Right described in Section 2.4.

          (gg) Termination for Cause. An employee shall be deemed Terminated for Cause if he or she is terminated as a result of a breach of his or her written employment agreement, in the event of a written employment agreement, or if the Committee determines that such Employee is being terminated as a result of misconduct, dishonesty, disloyalty, disobedience or action that might reasonably injure the Company or its Subsidiaries or their business interests or reputation.

1.3  ADMINISTRATION

     (a) Committee Powers. The Plan shall be administered by the Committee which shall have full power and authority to: (i) designate Grantees; (ii) determine the Incentive Awards to be granted to Grantees; (iii) subject to Section 1.4 of the Plan, determine the Common Stock (or securities convertible into Common Stock) to be covered by Incentive Awards and in connection therewith, to reserve shares of Common Stock as needed in order to cover grants of Incentive Awards;
(iv) determine the terms and conditions of any Incentive Award; (v) determine whether, to what extent, and under what circumstances Incentive Awards may be settled or exercised in cash, Common Stock, other securities, or other property, or canceled, substituted, forfeited or suspended, and the method or methods by which Incentive Awards may be settled, exercised, canceled, substituted, forfeited or suspended; (vi) interpret and administer the Plan and any instrument or agreement relating to, or Incentive Award made under, the Plan;
(vii) establish, amend, suspend or waive such rules and guidelines; (viii) appoint such agents as it shall deem appropriate for the administration of the Plan; provided, however that the Committee shall not delegate any of the power or authority set forth in (i) through (vii) above; and (ix) make any other determination and take any other action that it deems necessary or desirable for such administration. All designations, determinations, interpretations and other decisions with respect to the Plan or any Incentive Award shall be within the sole discretion of the Committee and shall be final, conclusive and binding upon all persons, including the Company or any

Parent or Subsidiary, any Grantee, any holder or beneficiary of any Incentive Award, any stockholder and any Employee.

     (b) No Liability. No member of the Committee shall be liable for any action or determination made in good faith by the Committee with respect to this Plan or any Incentive Award under this Plan, and to the fullest extent permitted by the Company's Bylaws, the Company shall indemnify each member of the Committee.

     (c) Meetings. The Committee shall designate a chairman from among its members, who shall preside at all of its meetings, and shall designate a secretary, without regard to whether that person is a member of the Committee, who shall keep the minutes of the proceedings and all records, documents, and data pertaining to its administration of the Plan. Meetings shall be held at such times and places as shall be determined by the Committee. The Committee may take any action otherwise proper under the Plan by the affirmative vote, taken with or without a meeting, of a majority of its members.

1.4  SHARES OF COMMON STOCK SUBJECT TO THE PLAN

     (a) Common Stock Authorized. Subject to adjustment under Section 5.5, the aggregate number of shares of Common Stock available for granting Incentive Awards under the Plan shall be equal to 500,000 shares of Common Stock. If any Incentive Award shall expire or terminate for any reason, without being exercised or paid, shares of Common Stock subject to such Incentive Award shall again be available for grant in connection with grants of subsequent Incentive Awards.

     (b) Common Stock Available. The Common Stock available for issuance or transfer under the Plan shall be made available from shares now or hereafter held in the treasury of the Company or from authorized but unissued shares or from shares to be purchased or acquired by the Company. No fractional shares shall be issued under the Plan; payment for fractional shares shall be made in cash.

     (c) Incentive Award Adjustments. Subject to the limitations set forth in Sections 5.8 and 6.8, the Committee may make any adjustment in the exercise price or the number of shares subject to, or the terms of, any Incentive Award other than an Incentive Stock Option. Such adjustment shall be made by amending, substituting or canceling and regranting such Incentive Award with the inclusion of terms and conditions that may differ from the terms and conditions of the original Incentive Award. If such action is effected by amendment, the effective date of such amendment shall be the date of the original grant. In addition, any such action shall be effective only to the extent that such action would not cause (i) the holder of the Incentive Award to lose the protection of Section 16(b) of the Exchange Act and the rules and regulations promulgated thereunder, or (ii) an Incentive Award that is designed to qualify payments thereunder as performance based compensation as defined in Section 162(m) of the Code to fail to qualify as such performance based compensation.

     (d) Special Limitation. In no event shall the number of shares of Common Stock subject to Options granted with an exercise price at least equal to the Fair Market Value of the underlying shares of Common Stock on the date of grant, plus the number of shares underlying Stock Appreciation Rights awarded to any one Grantee who is a Covered Employee during the period from April 22, 1994 through January 31, 2004, exceed two hundred thousand (200,000) shares of the Common Stock authorized under Section 1.4(a). In all events, determinations under the preceding sentence shall be made in a manner that is consistent with
Section 162(m) of the Code and regulations promulgated thereunder. Except as otherwise provided in the two immediately preceding sentences, the provisions of this Section 1.4(d) shall not limit the number of shares of Common Stock that otherwise may be awarded to any one Grantee who is a Covered Employee under any form of Incentive Award authorized under the Plan.

1.5  PARTICIPATION

     (a) Eligibility. The Committee shall from time to time designate those Employees, if any, to be granted Incentive Awards under the Plan, the type of awards granted, the number of shares, options, rights or units, as the case may be, which shall be granted to each such Employee, and any other terms or conditions relating to the awards as it may deem appropriate, consistent with the provisions of the Plan. An Employee who has been granted an Incentive Award may, if otherwise eligible, be granted additional Incentive Awards at any time.

     (b) Incentive Stock Option Eligibility. No Employee will be eligible for the grant of any Incentive Stock Option who owns or would own immediately before the grant of such Incentive Stock Option, directly or indirectly, stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company, a Subsidiary or a Parent Corporation. This restriction does not apply if, at the time such Incentive Stock Option is granted, the Incentive Stock Option exercise price is at least 110% of the Fair Market Value on the date of grant and the Incentive Stock Option by its terms is not exercisable after the expiration of five years from the date of grant. For the purpose of the immediately preceding sentence, the attribution rules of
Section 424(d) of the Code shall apply for the purpose of determining an Employee's percentage ownership.

     (c) No Non-Employee Board Participation. In no event may any member of the Board who is not an Employee be granted an Incentive Award under the Plan.

1.6  INCENTIVE AWARDS

     (a) General Rules. The forms of Incentive Awards under this Plan are Stock Options, Stock Appreciation Rights and Supplement Payments as described in
Section 2, Restricted Stock and Supplement Payments as described in Section 3, Performance Units or Performance Shares and Supplement Payments as described in
Section 4, and other stock-based grants as described in this Section 1.6. Such other stock-based grants will either be issued (a) for no consideration other than services actually rendered (in the case of authorized and unissued shares) or to be rendered, (b) for consideration equal to the amount (such as the par value of such shares) required by applicable law to be received by the Company in order to assure compliance with applicable state law or (c) for consideration (other than services rendered or to be rendered) equal to the Fair Market Value of the Common Stock covered by such grant on the date of grant. The Committee may specify such criteria or periods or goals for payment to the Grantee as it shall determine, and the extent to which such criteria or periods or goals have been met shall be conclusively determined by the Committee. Other stock-based grants may be paid in shares of Common Stock or other consideration related to such shares or in a single payment or in installments as specified by the grant and may be payable on such dates as determined by the Committee and specified by the grant. The other terms and conditions of other stock-based grants shall be determined by the Committee, including provision for a Supplemental Payment.

     (b) Special Rule. Except as may otherwise be provided under an Incentive Plan Agreement authorized by the Committee under Section 5.6, no Incentive Award granted pursuant to this Plan shall vest in less than six (6) months after the date the Incentive Award is granted.

            SECTION 2.  STOCK OPTIONS AND STOCK APPRECIATION RIGHTS

2.1  GRANT OF OPTIONS

     Subject to Section 1.4(d), the Committee is authorized to grant Options to Grantees in accordance with the terms and conditions required pursuant to this Plan and with such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine.

2.2  OPTION TERMS

     (a) Exercise Price. The exercise price per share of Common Stock under each Option shall be determined by the Committee; provided, however, that in the case of Incentive Stock Options such purchase price shall not be less than one hundred percent (100%) of the Fair Market Value per share of such stock on the date the Incentive Stock Option is granted, as determined by the Committee.

     (b) Term. The Committee shall fix the term of each Option which shall be not more than ten years from the date of grant. In the event no term is fixed, such term shall be ten years from the date of grant.

     (c) Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part.

     (d) Incentive Stock Options. Anything in the Plan notwithstanding, the aggregate Fair Market Value (determined as of the time the Incentive Stock Option is granted) of the shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Grantee during any single calendar year (under the Plan and any other Incentive Stock

Option plans of the Company and its Subsidiaries or any Parent Corporation) shall not exceed the sum of $100,000 (or such other limit as may be required by the Code).

2.3  OPTION EXERCISES

     (a) Method of Exercise. To purchase shares under any Option granted under the Plan, Grantees must give notice in writing to the Company of their intention to purchase and specify the number of shares as to which they intend to exercise their Option. Upon the date or dates specified for the completion of the purchase of the shares, the purchase price will be payable in full. The purchase price may be paid in cash or an equivalent acceptable to the Committee. At the discretion of the Committee and provided such payment can be effected without causing the Grantee to incur liability under Section 16(b) of the Exchange Act, the exercise price may be paid by the assignment and delivery to the Company of shares of Common Stock owned by the Grantee or a combination of cash and such shares equal in value to the exercise price. Any shares so assigned and delivered to the Company in payment or partial payment of the purchase price shall be valued at their Fair Market Value on the exercise date. In addition, at the request of the Grantee and to the extent permitted by applicable law, the Company in its discretion may selectively approve "cashless exercise" arrangements with a brokerage firm under which such brokerage firm, on behalf of the Grantee, shall pay to the Company the exercise price of the Options being exercised, and the Company, pursuant to an irrevocable notice from the Grantee, shall promptly deliver the shares being purchased to such firm.

     (b) Notification with Respect to Incentive Stock Options. Notwithstanding any other provision of the Plan, Grantees who dispose of shares of Common Stock acquired on the exercise of an Incentive Stock Option by sale or exchange either
(i) within two years after the date of the grant of the Incentive Stock Option under which the stock was acquired or (ii) within one year after the transfer of such shares to them pursuant to exercise shall notify the Company of such disposition and of the amount realized and of their adjusted basis in such shares.

     (c) Proceeds. The proceeds received by the Company from the sale of shares of Common Stock pursuant to Options exercised under the Plan will be used for general corporate purposes.

2.4  STOCK APPRECIATION RIGHTS IN TANDEM WITH OPTIONS

     (a) General Provisions. Subject to Section 1.4(d), the Committee may, at the time of grant of an Option, grant Stock Appreciation Rights ("Tandem SARs") with respect to all or any portion of the shares of Common Stock covered by such Option. The exercise price per share of Common Stock of a Tandem SAR shall be fixed in the Incentive Plan Agreement and shall not be less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock on the date of the grant of the Option to which it relates. A Tandem SAR may be exercised at any time the Option to which it relates is then exercisable, but only to the extent the Option to which it relates is exercisable, and shall be subject to the conditions applicable to such Option. When a Tandem SAR is exercised, the Option to which it relates shall terminate to the extent of the number of shares with respect to which the Tandem SAR is exercised. Similarly, when an Option is exercised, the Tandem SARs relating to the shares covered by such Option exercise shall terminate. Any Tandem SAR which is outstanding on the last day of the term of the related Option shall be automatically exercised on such date for cash without any action by the Grantee.

     (b) Exercise. Upon exercise of a Tandem SAR, the holder shall receive, for each share with respect to which the Tandem SAR is exercised, an amount equal to the Appreciation. The Appreciation shall be payable in cash, Common Stock, or a combination of both, at the option of the Committee, and shall be paid within 30 calendar days of the exercise of the Tandem SAR.

2.5  STOCK APPRECIATION RIGHTS INDEPENDENT OF OPTIONS

     (a) Grant. Subject to Section 1.4(d) and the following provisions, all Stock Appreciation Rights granted independent of Options ("Independent SARs") under the Plan to Grantees shall be in such form and shall have such terms and conditions as the Committee, in its discretion, may from time to time determine consistent with the Plan.

     (b) Exercise Price. The exercise price per share of Common Stock shall be not less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock on the date of the grant.

     (c) Term. The term of an Independent SAR shall be determined by the Committee, and, notwithstanding any other provision of this Plan, no Independent SAR shall be exercised after the expiration of its term.

     (d) Exercise. Independent SARs shall be exercisable at such time or times and subject to such terms and conditions as the Committee shall specify in the Independent SAR grant. Unless the Independent SAR grant specifies otherwise, the Committee shall have discretion at any time to accelerate such time or times and otherwise waive or amend any conditions in respect of all or any portion of the Independent SARs held by any Grantee. Upon exercise of an Independent SAR, the holder shall receive, for each share specified in the Independent SAR grant, an amount equal to the Spread. The Spread shall be payable in cash, Common Stock, or a combination of both, at the option of the Committee, and shall be paid within 30 calendar days of the exercise of the Independent SAR.

2.6  RELOAD OPTIONS

     Subject to Section 1.4(d), at the discretion of the Committee, the Grantee may be granted by agreement that contains such terms and conditions to be determined by the Committee, Options that permit the Grantee to purchase an additional number of shares equal to the number of shares already owned and surrendered by the Grantee to pay all or a portion of the exercise price of Options.

2.7 SUPPLEMENTAL PAYMENT ON EXERCISE OF NONQUALIFIED STOCK OPTIONS OR STOCK APPRECIATION RIGHTS.

     The Committee, either at the time of grant or at the time of exercise of any Nonqualified Stock Option or Stock Appreciation Right, may provide for a supplemental payment (the "Supplemental Payment") by the Company to the Grantee with respect to the exercise of any Nonqualified Stock Option or Stock Appreciation Right. The Supplemental Payment shall be in the amount specified by the Committee, which shall not exceed the amount necessary to pay the federal income tax payable with respect to both the exercise of the Nonqualified Stock Option and/or Stock Appreciation Right and the receipt of the Supplemental Payment, assuming the holder is taxed at the maximum effective federal income tax rate applicable thereto. The Committee shall have the discretion to grant Supplemental Payments that are payable solely in cash or Supplemental Payments that are payable in cash, Common Stock, or a combination of both, as determined by the Committee at the time of payment. The Supplemental Payment shall be paid within 30 calendar days of the date of exercise of a Nonqualified Stock Option or Stock Appreciation Right (or, if later, within 30 calendar days of the date on which income is recognized for federal income tax purposes with respect to such exercise).

                          SECTION 3.  RESTRICTED STOCK

3.1  AWARD OF RESTRICTED STOCK

     (a) Grant. Shares of Restricted Stock may be awarded under this Plan by the Committee on such terms and conditions and with such restrictions as the Committee may from time to time approve, all of which may differ with respect to each Grantee. Such Restricted Stock shall be awarded for no cash or such cash as the Committee shall determine.

     (b) Delivery of Restricted Stock. Grantees receiving Restricted Stock Awards shall not be issued stock certificates in respect of such shares of Common Stock until such time as the Restriction Period with respect to each Restricted Stock Award has expired.

3.2  RESTRICTIONS

     (a) Restrictive Conditions. Restricted Stock awarded to a Grantee shall be subject to the following restrictions until the expiration of the Restriction
Period: (i) the shares of Common Stock of the Company included in the Restricted Stock Award shall be subject to the restrictions on transferability set forth in Section 5.2; (ii) unless otherwise approved by the Committee, the shares of Common Stock included in the Restricted Stock Award that are subject to restrictions which are not satisfied at such time as the Grantee ceases to be employed by the Company shall be forfeited and all rights of the Grantee to such shares shall terminate without further obligation on the part of the Company when an Employee leaves the employ of the Company; and (iii) any other restrictions that the Committee may determine in advance are necessary or appropriate.

     (b) Forfeiture of Restricted Stock. If for any reason, the restrictions imposed by the Committee upon Restricted Stock are not satisfied at the end of the Restriction Period, any Restricted Stock remaining subject to such restrictions shall thereupon be forfeited by the Grantee and reacquired by the Company.

     (c) Removal of Restrictions. The Committee shall have the authority to remove any or all of the restrictions on the Restricted Stock, including the restrictions under the Restriction Period, whenever it may determine that, by reason of changes in applicable laws or other changes in circumstances arising after the date of the Restricted Stock Award, such action is appropriate.

3.3  RESTRICTION PERIOD

     The Restriction Period of Restricted Stock shall commence on the date of grant and shall be established by the Committee in the Incentive Plan Agreement setting forth the terms of the award of Restricted Stock.

3.4  DELIVERY OF SHARES OF COMMON STOCK

     Subject to Section 6.4, at the expiration of the Restriction Period, a stock certificate evidencing the Restricted Stock with respect to which the Restriction Period has expired (to the nearest full share) shall be delivered without charge to the Grantee, or his personal representative, free of all restrictions under the Plan.

3.5  SUPPLEMENTAL PAYMENT ON VESTING OF RESTRICTED STOCK

     The Committee, either at the time of grant or at the time of vesting of Restricted Stock, may provide for a Supplemental Payment by the Company to the holder in an amount specified by the Committee which shall not exceed the amount necessary to pay the federal income tax payable with respect to both the vesting of the Restricted Stock and receipt of the Supplemental Payment, assuming the Grantee is taxed at the maximum effective federal income tax rate applicable thereto. The Supplemental Payment shall be paid within 30 calendar days of each date that Restricted Stock vests. The Committee shall have the discretion to grant Supplemental Payments that are payable solely in cash or Supplemental Payments that are payable in cash, Common Stock, or a combination of both, as determined by the Committee at the time of payment.

             SECTION 4.  PERFORMANCE UNITS AND PERFORMANCE SHARES

4.1  PERFORMANCE BASED AWARDS

     (a) Grant. The Committee is authorized to grant Performance Units and Performance Shares to Grantees. The Committee may make grants of Performance Units or Performance Shares in such a manner that more than one Performance Period is in progress concurrently. For each Performance Period, the Committee shall establish the number of Performance Units or Performance Shares and the contingent value of any Performance Units or Performance Shares, which may vary depending on the degree to which performance objectives established by the Committee are met.

     (b) Performance Criteria. At the beginning of each Performance Period, the Committee shall (i) establish for such Performance Period specific financial or non-financial performance objectives as the Committee believes are relevant to the Company's overall business objectives; (ii) determine the value of a Performance Unit or the number of shares under a Performance Share grant relative to performance objectives; and (iii) notify each Participant in writing of the established performance objectives and minimum, target, and maximum Performance Unit or Share value for such Performance Period.

     (c) Modification. If the Committee determines in its sole discretion that the established performance measures or objectives are no longer suitable to Company objectives because of a change in the Company's business, operations, corporate structure, capital structure, or other conditions the Committee deems to be appropriate, the Committee may modify the performance measures and objectives as considered appropriate.

     (d) Payment. The basis for payment of Performance Units or Performance Shares for a given Performance Period shall be the achievement of those financial and non-financial performance objectives determined by the Committee at the beginning of the Performance Period. If minimum performance is not achieved for a Performance Period, no payment shall be made and all contingent rights shall cease. If minimum performance is achieved or exceeded, the value of a Performance Unit or Performance Share shall be based on the degree to which actual performance exceeded the preestablished minimum performance standards, as determined by the Committee. The amount of payment shall be determined by multiplying the number of Performance Units or Performance Shares granted at the beginning of the Performance Period times the final Performance Unit or Performance Share value. Payments shall be made, in the discretion of the Committee, solely in cash or Common Stock, or a combination of cash and Common Stock, following the close of the applicable Performance Period, in such manner as may be permissible without causing the Grantee to incur liability under
Section 16(b) of the Exchange Act.

     (e) Special Rule for Covered Employees. Without limiting the generality of the foregoing, it is intended that the Committee shall establish performance goals applicable to Performance Units or Performance Shares awarded to Grantees who, in the judgment of the

Committee, may be Covered Employees in such a manner as shall permit payments with respect thereto to qualify as "performance-based compensation" as described in Section 162(m)(4)(C) of the Code. It is specifically provided that the material terms of such performance goals for Grantees who, in the judgment of the Committee, may be Covered Employees, shall, until changed by the Committee with the approval of the stockholders, be as follows: (i) the business criteria on which the performance goals shall be based shall be the attainment of such target levels of earnings per share from continuing operations, total stockholder return, Common Stock price per share, sales or market share as may be specified by the Committee; and (ii) the maximum amount of compensation that may be paid under Performance Units and Performance Shares to any one Grantee with respect to any one year shall be $1,000,000.

4.2  SUPPLEMENTAL PAYMENT ON VESTING OF PERFORMANCE UNITS OR PERFORMANCE SHARES

     The Committee, either at the time of grant or at the time of vesting of Performance Units or Performance Shares (other than Restricted Stock), may provide for a Supplemental Payment by the Company to the holder in an amount specified by the Committee which shall not exceed the amount necessary to pay the federal income tax payable with respect to both the vesting of such Performance Units or Performance Shares and receipt of the Supplemental Payment, assuming the Grantee is taxed at the maximum effective federal income tax rate applicable thereto. The Supplemental Payment shall be paid within 30 days of each date that such Performance Units or Performance Shares vest. The Committee shall have the discretion to grant Supplemental Payments that are payable in cash, Common Stock, or a combination of both, as determined by the Committee at the time of payment.

             SECTION 5.  PROVISIONS RELATING TO PLAN PARTICIPATION

5.1  PLAN CONDITIONS

     (a) Incentive Plan Agreement. Each Grantee to whom an Incentive Award is granted under the Plan shall be required to enter into an Incentive Plan Agreement with the Company in a form provided by the Committee, which shall contain certain specific terms, as determined by the Committee, with respect to the Incentive Award and shall include provisions that the Grantee (i) shall not disclose any trade or secret data or any other confidential information of the Company acquired during employment by the Company or a Subsidiary, or after the termination of employment or Retirement, (ii) shall abide by all the terms and conditions of the Plan and such other terms and conditions as may be imposed by the Committee, and (iii) shall not interfere with the employment of any other Company employee. An Incentive Award may include a noncompetition agreement with respect to the Grantee and/or such other terms and conditions, not inconsistent with the Plan, as shall be determined from time to time by the Committee.

     (b) No Right to Employment. Nothing in the Plan or any instrument executed pursuant to the Plan shall create any employment rights (including without limitation, rights to continued employment) in any Grantee or affect the right of the Company to terminate the employment of any Grantee at any time for any reason whether before the exercise date of any Option or during the Restriction Period of any Restricted Stock or during the Performance Period of any Performance Unit or Performance Share.

     (c) Securities Requirements. No shares of Common Stock will be issued or transferred pursuant to an Incentive Award unless and until all then-applicable requirements imposed by federal and state securities and other laws, rules and regulations and by any regulatory agencies having jurisdiction and by any stock market or exchange upon which the Common Stock may be listed, have been fully met. As a condition precedent to the issuance of shares pursuant to the grant or exercise of an Incentive Award, the Company may require the Grantee to take any reasonable action to meet such requirements. The Company shall not be obligated to take any affirmative action in order to cause the issuance or transfer of shares pursuant to an Incentive Award to comply with any law or regulation described in the second preceding sentence.

5.2  TRANSFERABILITY

     (a) Non-Transferable Awards. No Incentive Award and no right under the Plan, contingent or otherwise, other than Restricted Stock as to which restrictions have lapsed, will be (i) assignable, saleable, or otherwise transferable by a Grantee except by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order, or (ii) subject to any encumbrance, pledge or charge of any nature. No transfer by will or by the laws of descent and distribution shall be effective to bind the Company unless the Committee shall have been furnished with a copy of the deceased Grantee's will or such other evidence as the Committee may deem necessary to establish the validity of the transfer. Any attempted transfer in violation of this Section 5.2 shall be void and ineffective for all purposes.

     (b) Ability to Exercise Rights. Only the Grantee or his guardian (if the Grantee becomes Disabled), or in the event of his death, his legal representative or beneficiary, may exercise Options, receive cash payments and deliveries of shares, or otherwise exercise rights under the Plan. The executor or administrator of the Grantee's estate, or the person or persons to whom the Grantee's rights under any Incentive Award will pass by will or the laws of descent and distribution, shall be deemed to be the Grantee's beneficiary or beneficiaries of the rights of the Grantee hereunder and shall be entitled to exercise such rights as are provided hereunder.

5.3  RIGHTS AS A STOCKHOLDER

     (a) No Stockholder Rights. Except as otherwise provided in Section 5.3(b), a Grantee of an Incentive Award or a transferee of such Grantee shall have no rights as a stockholder with respect to any shares of Common Stock until the issuance of a stock certificate for such shares. Except as otherwise provided in Section 5.3(b) and Section 5.5, no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities, or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued.

     (b) Holder of Restricted Stock. Unless otherwise approved by the Committee prior to the grant of a Restricted Stock Award, a Grantee of Restricted Stock or a permitted transferee of such Grantee shall not have any rights of a stockholder until such time as a stock certificate has been issued with respect to all, or a portion of, such Restricted Stock Award.

5.4  LISTING AND REGISTRATION OF SHARES OF COMMON STOCK

     The Company, in its discretion, may postpone the issuance and/or delivery of shares of Common Stock upon any exercise of an Incentive Award until completion of such stock exchange listing, registration, or other qualification of such shares under any state and/or federal law, rule or regulation as the Company may consider appropriate, and may require any Grantee to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of the shares in compliance with applicable laws, rules and regulations.

5.5  CHANGE IN STOCK AND ADJUSTMENTS

     (a) Changes in Capitalization. Except as provided in Section 5.7, in the event the outstanding shares of the Common Stock, as constituted from time to time, shall be changed as a result of a change in capitalization of the Company or a combination, merger, or reorganization of the Company into or with any other corporation or any other transaction with similar effects, there then shall be substituted (at no additional cost to any Grantee) for each share of Common Stock theretofore subject, or which may become subject, to issuance or transfer under the Plan, the number and kind of shares of Common Stock or other securities or other property into which each outstanding share of Common Stock shall be changed or for which each such share shall be exchanged and the Committee may make other equitable adjustments which it deems to be warranted at no additional cost to any Grantee but subject to any required stockholder approval.

     (b) Changes in Law or Circumstances. In the event of any change in applicable laws or any change in circumstances which results in or would result in any dilution of the rights granted under the Plan, or which otherwise warrants equitable adjustment because it interferes with the intended operation of the Plan, then, if the Committee shall, in its sole discretion, determine that such change equitably requires an adjustment in the number or kind of shares of stock or other securities or property theretofore subject, or which may become subject, to issuance or transfer under the Plan or in the terms and conditions of outstanding Incentive Awards, such adjustment shall be made in accordance with such determination. Such adjustments may include changes with respect to (i) the aggregate number of shares that may be issued under the Plan,
(ii) the number of shares subject to Incentive Awards and (iii) the price per share for outstanding Incentive Awards. Any adjustment of an Incentive Stock Option under this paragraph shall be made only to the extent not constituting a "modification" within the meaning of Section 424(h)(3) of the Code. The Committee shall give notice to each Grantee, and upon notice such adjustment shall be effective and binding for all purposes of the Plan.

5.6  TERMINATION OF EMPLOYMENT, DEATH, DISABILITY AND RETIREMENT

     (a) Termination of Employment. Subject to Section 3.2, if an Employee's employment is terminated for any reason whatsoever other than death, Disability or Retirement, any Incentive Award granted pursuant to the Plan outstanding at the time and all rights thereunder shall wholly and completely terminate, and unless otherwise established by the Committee, no further vesting shall occur and the Employee shall be entitled to exercise his or her rights with respect to the portion of the Incentive Award vested as of the date of termination for a period of thirty-one (31) calendar days after such termination date; provided, however, that if an Employee is Terminated for Cause, such Employee's right to exercise the vested portion of his or her Incentive Award shall terminate as of the date of termination of employment.

     (b) Retirement. Subject to Section 3.2, unless otherwise approved by the Committee, upon the Retirement of an Employee:

          (i) any nonvested portion of any outstanding Incentive Award shall immediately terminate and no further vesting shall occur; and

          (ii) any vested Incentive Award shall expire on the earlier of (A) the expiration date set forth in the Incentive Plan Agreement with respect to such Incentive Awards; or (B) the expiration of (1) six (6) months after the date of Retirement in the case of any Incentive Award other than an Incentive Stock Option or (2) three (3) months after the date of Retirement in the case of an Incentive Stock Option.

     (c) Disability or Death. Subject to Section 3.2, unless otherwise approved by the Committee, upon termination of employment from the Company or any Parent or Subsidiary as a result of Disability or death:

          (i) any nonvested portion of any outstanding Incentive Award shall immediately terminate and no further vesting shall occur; and

          (ii) any vested Incentive Award shall expire upon the earlier of (A) the expiration date set forth in the Incentive Plan Agreement with respect to such Incentive Awards or (B) the first anniversary of such termination of employment as a result of Disability or death.

     (d) Continuation. Subject to the express provisions of the Plan and the terms of any applicable Incentive Plan Agreement, the Committee, in its discretion, may provide for the continuation of any Incentive Award for such period and upon such terms and conditions as are determined by the Committee in the event that a Grantee ceases to be an employee.

5.7  CHANGES IN CONTROL

     (a) Changes in Control.  In the event of a Change in Control:

               (i) all Options and Stock Appreciation Rights then outstanding shall become vested and immediately and fully exercisable, notwithstanding any provision therein for the exercise in installments;

               (ii) all restrictions and conditions of all Restricted Stock then outstanding shall be deemed satisfied, and the Restriction Period with respect thereto shall be deemed to have expired, as of the date of the Change in Control; and

               (iii) all Performance Shares, Performance Units and any other stock-based awards shall become vested, deemed earned in full and promptly paid to the Grantees without regard to payment schedules and notwithstanding that the applicable performance cycle or retention cycle shall not have been completed.

     For purposes of this Section 5.7, a "Change in Control" shall mean a change in control of a nature that would be required to be reported in response to item 6(e) of Schedule 14A of Regulation 14A promulgated under the Exchange Act as such Schedule, Regulation and Act were in effect on the date of adoption of this Plan by the Board, provided that such a change in control shall be deemed to have occurred at such time as:

               (i) any "person" (as that term is used in Section 13(d) and 14(d)(2) of the Exchange Act) is or becomes, directly or indirectly, the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act) of securities representing 30% or more of the combined voting power for election of directors of the then outstanding voting securities of the Company or any successor of the Company;

               (ii) during any period of two (2) consecutive years or less, individuals who at the beginning of such period constituted the Board of the Company cease, for any reason, to constitute at least a majority of the Board, unless the election or nomination for election of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period;

               (iii) the stockholders of the Company approve any merger or consolidation to which the Company is a party as a result of which the persons who were stockholders of the Company immediately prior to the effective date of the merger or consolidation (and excluding, however, any shares held by any party to such merger or consolidation and their affiliates) shall have beneficial ownership of less than 50% of the combined voting power for election of directors of the surviving corporation following the effective date of such merger or consolidation; or

               (iv) the stockholders of the Company approve any merger or consolidation as a result of which the Common Stock shall be changed, converted or exchanged (other than a merger with a wholly-owned subsidiary of the Company) or any liquidation of the Company or any sale or other disposition of 50% or more of the assets or earning power of the Company;

provided, however, that no Change in Control shall be deemed to have occurred if, prior to such time as a Change in Control would otherwise be deemed to have occurred, the Board determines otherwise.

     (b) Right of Cash-Out.  If approved by the Board prior to or within thirty
(30) days after such time as a Change in Control shall be deemed to have occurred, the Board shall have the right for a forty-five (45) day period immediately following the date that the Change in Control is deemed to have occurred to require all, but not less than all, Grantees to transfer and deliver to the Company all Incentive Awards previously granted to Grantees in exchange for an amount equal to the "cash value" (defined below) of the Incentive Awards. Such right shall be exercised by written notice to all Grantees. For purposes of this Section 5.7(b), the cash value of an Incentive Award shall equal the sum of (i) all cash to which the Grantee would be entitled upon settlement or exercise of such Incentive Award and (ii) the excess of the "market value" (defined below) per share over the option price, if any, multiplied by the number of shares subject to such Incentive Award. For purposes of the preceding sentence, "market value" per share shall mean the higher of (i) the average of the Fair Market Value per share on each of the five trading days immediately following the date a Change in Control is deemed to have occurred or (ii) the highest price, if any, offered in connection with the Change in Control. The amount payable to each Grantee by the Company pursuant to this Section 5.7(b) shall be in cash or by certified check and shall be reduced by any taxes required to be withheld.

5.8  AMENDMENTS TO INCENTIVE AWARDS

     Subject to the following sentence, the Committee may waive any conditions or rights with respect to, or amend, alter, suspend, discontinue, or terminate, any unexercised Incentive Award theretofore granted, prospectively or retroactively, with the consent of any relevant Grantee. Provided, however, the Committee shall have no authority or power to take any action described in the immediately preceding sentence to the extent that such action could result in failure of payments under an Incentive Award to qualify as performance based compensation as defined in Section 162(m) of the Code where such payments otherwise would have qualified as such performance based compensation with respect to a Covered Employee.

5.9  EXCHANGE OF INCENTIVE AWARDS

     The Committee may, in its discretion, permit Grantees under the Plan to surrender outstanding Incentive Awards in order to exercise or realize the rights under other Incentive Awards, or in exchange for the grant of new Incentive Awards or require holders of Incentive

Awards to surrender outstanding Incentive Awards as a condition precedent to the grant of new Incentive Awards.

5.10 FINANCING

     The Company may extend and maintain, or arrange for the extension and maintenance of, financing to any Grantee (including a Grantee who is a director of the Company) to purchase shares pursuant to exercise of an Incentive Award on such terms as may be approved by the Committee in its sole discretion. In considering the terms for extension or maintenance of credit by the Company, the Committee shall, among other factors, consider the cost to the Company of any financing extended by the Company.

                           SECTION 6.  MISCELLANEOUS

6.1  EFFECTIVE DATE AND GRANT PERIOD

     This Plan has been adopted by the Board on April 22, 1994, subject to stockholder approval. The Plan shall become effective and shall be deemed to have been adopted on June 17, 1994 if at the Company's 1994 Annual Meeting of Stockholders it shall have been approved by holders of at least the majority of the outstanding Common Stock present, in person or by proxy, and authorized to vote. If the requisite stockholder approval is not obtained, then the Plan shall become null and void and be of no force or effect. Unless sooner terminated by the Board, the Plan shall terminate on January 31, 2004. After the termination of the Plan, no Incentive Awards may be granted under the Plan other than reload options described in Section 2.6 granted in accordance with Incentive Plan Agreements existing as of the Plan termination date, but previously granted awards shall remain outstanding in accordance with their applicable terms and conditions.

6.2  FUNDING

     Except as provided under Section 3, no provision of the Plan shall require or permit the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets, nor shall the Company maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes. Grantees shall have no rights under the Plan other than as unsecured general creditors of the Company except that insofar as they may have become entitled to payment of additional compensation by performance of services, they shall have the same rights as other employees under general law.

6.3  WITHHOLDING TAXES

     (a) Mandatory Withholding. The Company shall have the right to (i) make deductions from any settlement of an Incentive Award made under the Plan, including the delivery of shares, or require shares or cash or both be withheld from any Incentive Award, in each case in an amount sufficient to satisfy withholding of any federal, state or local taxes required by law, or (ii) take such other action as may be necessary or appropriate to satisfy any such withholding obligations. The Committee may determine the manner in which such tax withholding may be satisfied, and may permit shares of Common Stock (rounded up to the next whole number) to be used to satisfy required tax withholding based on the Fair Market Value of any such shares of Common Stock, as of the delivery of shares or payment of cash in satisfaction of the applicable Incentive Award.

     (b) Incentive Stock Options. With respect to shares received by a Grantee pursuant to the exercise of an Incentive Stock Option, if such Grantee disposes of any such shares within two years from the date of grant of such option or within one year after the transfer of such shares to the Grantee, the Company shall have the right to withhold from any salary, wages or other compensation payable by the Company to the Grantee an amount sufficient to satisfy federal, state and local withholding tax requirements attributable to such disposition.

6.4  CONFLICTS WITH PLAN

     In the event of any inconsistency or conflict between the terms of the Plan and an Incentive Plan Agreement, the terms of the Plan shall govern.

6.5  NO GUARANTEE OF TAX CONSEQUENCES

     Neither the Company nor the Committee makes any commitment or guarantee that any federal, state or local tax treatment will apply or be available to any person participating or eligible to participate hereunder.

6.6  SEVERABILITY

     In the event that any provision of this Plan shall be held illegal, invalid or unenforceable for any reason, such provision shall be fully severable, but shall not affect the remaining provisions of the Plan, and the Plan shall be construed and enforced as if the illegal, invalid, or unenforceable provision had never been included herein.

6.7  GENDER, TENSE AND HEADINGS

     Whenever the context requires such, words of the masculine gender used herein shall include the feminine and neuter, and words used in the singular shall include the plural. Section headings as used herein are inserted solely for convenience and reference and constitute no part of the Plan.

6.8  AMENDMENT AND TERMINATION

     The Plan may be amended or terminated at any time by the Board by the affirmative vote of a majority of the directors in office. The Plan, however, shall not be amended, without prior approval of the stockholders, (a) to materially increase the number of shares which may be issued or transferred to Grantees or transferees under the Plan, (b) to materially modify the eligibility requirements of the Plan, (c) to materially increase the benefits accruing to participants under the Plan or (d) to cause the Plan to not comply with the rules and regulations promulgated under Section 16(b) of the Exchange Act. Notwithstanding anything to the contrary contained herein or in any Incentive Plan Agreement entered into pursuant hereto relating to an Incentive Stock Option, this Plan and any such Incentive Plan Agreement shall be subject to amendment by action of the Committee to the extent necessary to comply with any applicable requirements of the Code relating to favorable tax treatment of Incentive Stock Options.

6.9  GOVERNING LAW

     The Plan shall be construed in accordance with the laws of the State of Texas, except as superseded by federal law, and in accordance with applicable provisions of the Code and regulations or other authority issued thereunder by the appropriate governmental authority.

6.10 SECTION 16 COMPLIANCE

     The Plan, and transactions hereunder by persons subject to Section 16 of the Exchange Act, are intended to comply with all applicable conditions of Rule 16b-3 or any successor provision under the Exchange Act. To the extent any provision of the Plan or any action by the Committee or the Board fails, or is deemed to fail, to so comply, such provision or action shall be null and void to the extent permitted by law and deemed advisable by the Committee.

     IN WITNESS WHEREOF, this Plan has been executed this ___ day of ____________, 1994.


                                    OSHMAN'S SPORTING GOODS, INC.


                                    By:________________________________
                                    Printed Name:______________________
                                    Title:_____________________________

                                                                      Appendix C

                              FRONT SIDE OF PROXY

OSHMAN'S SPORTING GOODS, INC.                      ANNUAL MEETING JUNE 16, 1995

The undersigned hereby appoints ALVIN N. LUBETKIN and RICHARD L. BOCKART, or either of them, each with power to appoint his substitute, as proxies of the undersigned and authorizes them to represent and vote, as designated below, all the shares of the Common Stock of Oshman's Sporting Goods, Inc. which the undersigned would be entitled to vote if personally present, and to act for the undersigned at the annual meeting to be held Friday, June 16, 1995, or any adjournment thereof.

                                        Dated:                           , 1995
                                              ---------------------------

                                        ---------------------------------------

                                        ---------------------------------------
                                             Signature(s) of Stockholder(s)

                                        (Please sign exactly as shown hereon.
                                        Executors, administrators, guardians,
                                        trustees, attorneys, and officers
                                        signing for corporations should give
                                        full title. If a partnership or jointly
PROXY NO.                    SHARES     owned, each owner should sign.)
                          IN YOUR NAME


                               BACK SIDE OF PROXY


OSHMAN'S SPORTING GOODS, INC.     ANNUAL MEETING
                                  JUNE 16, 1995      CONTINUED FROM OTHER SIDE

THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN AND IN ACCORDANCE WITH THE ACCOMPANYING PROXY STATEMENT. RECEIPT OF THE PROXY STATEMENT AND THE ANNUAL REPORT FOR THE FISCAL YEAR ENDED JANUARY 28, 1995, IS HEREBY ACKNOWLEDGED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2, WHICH ARE BEING PROPOSED BY THE BOARD OF DIRECTORS.

1. ELECTION OF SEVEN DIRECTORS:

   Nominees: Morrie K. Abramson, William N. Anderson, Marvin Aronowitz, Fred M.
              Gerson, Alvin N. Lubetkin, Marilyn Oshman, Dolph B.H. Simon.

   (MARK ONLY ONE)

   [ ] VOTE FOR all nominees listed, except as marked to the contrary above (if any).

          (TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST ABOVE).

   [ ] WITHHOLD AUTHORITY to vote for all nominees listed above.

2. APPROVAL OF AMENDMENTS TO 1994 OMNIBUS PLAN
   [ ]FOR          [ ] AGAINST          [ ] ABSTAIN

3. In accordance with their discretion upon such other business as may properly come before the meeting or any adjournment thereof.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                   -----------------------------------------
                     PLEASE MARK, DATE AND SIGN THIS PROXY
                   ------------------------------------------